UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund: BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund II, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2025

Date of reporting period: 07/31/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2025
2025 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
BlackRock Municipal Income Trust (BFK)
BlackRock Municipal Income Trust II (BLE)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniVest Fund, Inc. (MVF)
BlackRock MuniVest Fund II, Inc. (MVT)
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2025

Municipal Market Conditions
Municipals enjoyed positive returns in the early portion of the period as weakening economic data gave the Federal Reserve (the “Fed”) a runway to begin their long-awaited easing cycle in September 2024. A strong third quarter of 2024 was followed by an underwhelming fourth as markets recalibrated future policy easing expectations amid renewed economic strength, a subsequent “higher for longer” rates ideology, and municipal-specific policy concerns. The first half of 2025 was defined by extreme levels of tariff-related volatility in April that reset rich municipal valuations to very attractive levels. Markets have ultimately stabilized, but supply continues to act as a drag. July notably saw net positive supply for the first time since 2008. The front and intermediate parts of the curve and the IDR/PCR and housing sectors performed best. Relative to the rest of the fixed income universe, the asset class underperformed quite significantly in the second half of the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2025
6	months:	(1.04)%
12	months:	0.00%
During the 12-months ended July 31, 2025, municipal bond funds experienced net inflows totaling $52 billion (based on data from the Investment Company Institute), as demand shifted from long-term and open-end funds to short-term funds and ETFs. At the same time, the market absorbed $549 billion in issuance, a large increase from the $434 billion issued during the prior 12-month period, boosted by an increased need for infrastructure spending and a pull-forward in perceived vulnerable sectors to front-run potential new legislation.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2024, to July 31, 2025, yields on AAA-rated 30-year municipal bonds increased by 99 basis points (bps) from 3.68% to 4.67%, ten-year yields increased by 50 bps from 2.82% to 3.32%, five-year yields decreased by 22 bps from 2.75% to 2.53%, and two-year yields decreased by 46 bps from 2.85% to 2.39% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 145 bps to a slope of 228 bps, outpacing the 90 bps of steepening experienced by the Treasury curve.
Volatility stemming from the tariff-related market disruptions in April and tax policy concerns have reset valuations to attractive absolute and relative levels.
Financial Conditions of Municipal Issuers
Uncertainties abound, but the “America First” mantra has been clear and consistent, making municipals that support the U.S. infrastructure a well-aligned opportunity. Investors are increasingly turning to state and local government debt as a safe haven from global trade disruptions and tariff-related recession risks. Most states have minimal exposure to China-related trade, and relatively modest total economic debt to GDP ratios when compared to sovereign issuers. State revenues, primarily from sales and income taxes, tend to rise with inflation and overall economic growth, offering a natural inflation buffer. Local governments also benefit from steady property tax revenues, driven by consistent home price appreciation over the last few years. Additionally, constitutional balanced budget requirements and improved reserve levels have fortified state balance sheets, making them more resilient to economic slowdowns. Together, these structural advantages enhance the creditworthiness of municipal bonds in a volatile macro environment.
We continue to favor revenue-sector issuers over state and local governments since they are typically lower-rated and offer additional yield. Most municipal revenue sector borrowers are highly defensive, as they are monopolistic providers of essential services that can raise user fees to cover operations, informing our preference over general obligation bonds. We have an overweight allocation to the transportation, housing, and corporate sectors.
The opinions expressed are those of BlackRock as of July 31, 2025 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares" or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
Investment Objective
BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Fund”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in securities rated investment grade at the time of investment. The Fund may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Directors of each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock MuniYield Quality Fund II, Inc. (MQT) and BlackRock MuniYield Fund, Inc. (MYD) and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of BKN, MQT and MYD into MQY, with MQY continuing as the surviving Fund.
On June 6, 2025, the Board of Trustees of each of BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock MuniYield Pennsylvania Quality Fund (MPA) and the Board of Directors of MQY approved the reorganization of BHV and MPA into MQY, with MQY continuing as the surviving Fund.
Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of July 31, 2025 ($10.63)(a)	6.43%
Tax Equivalent Yield(b)	10.86%
Current Monthly Distribution per Common Share(c)	$0.057000
Current Annualized Distribution per Common Share(c)	$0.684000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.63	$ 12.19	(12.80)%	$ 13.15	$ 10.45
Net Asset Value	11.62	13.07	(11.09)	13.37	11.31
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.72)%	(1.83)%	2.25%
Fund at Market Price(a)(b)	(7.53)	(3.92)	2.07
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	23.3%
County/City/Special District/School District	19.8
Corporate	14.2
Utilities	13.1
State	9.1
Housing	7.1
Health	7.0
Education	4.0
Tobacco	2.4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	3.9%
2026	1.5
2027	8.2
2028	5.4
2029	5.4

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.0%
AA/Aa	51.5
A	23.9
BBB/Baa	7.9
BB/Ba	1.9
B	1.5
N/R	6.3

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock Municipal Income Trust (BFK)
Investment Objective
BlackRock Municipal Income Trust’s (BFK) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Trustees of BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Quality Trust (BYM) and BlackRock Municipal Income Trust II (BLE) and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) approved the reorganization of BFK, BYM and BLE into MHD, with MHD continuing as the surviving Fund.
On June 6, 2025, the Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc. (MUE) and the Board of Directors of MHD approved the reorganization of MUE into MHD, with MHD continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of July 31, 2025 ($9.57)(a)	6.27%
Tax Equivalent Yield(b)	10.59%
Current Monthly Distribution per Common Share(c)	$0.050000
Current Annualized Distribution per Common Share(c)	$0.600000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.57	$ 10.23	(6.45)%	$ 10.72	$ 9.20
Net Asset Value	10.40	11.43	(9.01)	11.66	10.18
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock Municipal Income Trust (BFK)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(3.44)%	(1.59)%	1.81%
Fund at Market Price(a)(b)	(0.73)	(3.45)	1.60
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed and tobacco were the only positive contributors. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock Municipal Income Trust (BFK)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	23.3%
County/City/Special District/School District	17.0
State	14.4
Corporate	12.0
Health	11.0
Utilities	9.2
Housing	6.0
Tobacco	5.5
Education	1.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	6.1%
2026	6.0
2027	9.1
2028	14.6
2029	6.1

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	15.4%
AA/Aa	45.7
A	26.4
BBB/Baa	4.2
BB/Ba	1.6
B	0.5
N/R	6.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock Municipal Income Trust II (BLE)
Investment Objective
BlackRock Municipal Income Trust II’s (BLE) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Trustees of BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Quality Trust (BYM) and BlackRock Municipal Income Trust II (BLE) and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) approved the reorganization of BFK, BYM and BLE into MHD, with MHD continuing as the surviving Fund.
On June 6, 2025, the Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc. (MUE) and the Board of Directors of MHD approved the reorganization of MUE into MHD, with MHD continuing as the surviving Fund.
Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of July 31, 2025 ($9.82)(a)	6.60%
Tax Equivalent Yield(b)	11.15%
Current Monthly Distribution per Common Share(c)	$0.054000
Current Annualized Distribution per Common Share(c)	$0.648000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.82	$ 10.86	(9.58)%	$ 11.36	$ 9.61
Net Asset Value	10.75	12.15	(11.52)	12.44	10.53
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock Municipal Income Trust II (BLE)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.98)%	(1.42)%	1.79%
Fund at Market Price(a)(b)	(3.92)	(3.98)	1.64
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed, housing, and tobacco were the only positive contributors. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock Municipal Income Trust II (BLE)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	25.0%
County/City/Special District/School District	13.7
State	13.4
Corporate	11.2
Housing	10.1
Utilities	9.2
Health	8.9
Education	5.9
Tobacco	2.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	4.5%
2026	1.9
2027	3.7
2028	8.8
2029	5.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.1%
AA/Aa	50.5
A	23.8
BBB/Baa	7.5
BB/Ba	2.0
B	0.6
N/R	8.5

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock MuniHoldings Fund, Inc. (MHD)
Investment Objective
BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Trustees of each of BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Trust II (BLE) and BlackRock Municipal Income Quality Trust (BYM) (collectively, the “Target Funds”) and the Board of Directors of the Fund approved the reorganization of the Target Funds into MHD, with MHD continuing as the surviving Fund.
On June 6, 2025, the Board of Directors of each of BlackRock MuniHoldings Quality Fund II, Inc. (MUE) and the Fund each approved the reorganization of MUE into MHD, with MHD continuing as the surviving Fund.
Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of July 31, 2025 ($11.12)(a)	6.42%
Tax Equivalent Yield(b)	10.84%
Current Monthly Distribution per Common Share(c)	$0.059500
Current Annualized Distribution per Common Share(c)	$0.714000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 11.12	$ 12.04	(7.64)%	$ 12.87	$ 10.83
Net Asset Value	12.10	13.61	(11.09)	13.93	11.78
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniHoldings Fund, Inc. (MHD)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.72)%	(1.90)%	1.59%
Fund at Market Price(a)(b)	(2.05)	(2.18)	1.42
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniHoldings Fund, Inc. (MHD)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	27.3%
County/City/Special District/School District	15.8
Corporate	14.1
Utilities	11.2
State	10.2
Health	7.9
Housing	7.3
Education	4.4
Tobacco	1.8

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	4.5%
2026	1.1
2027	4.1
2028	7.0
2029	5.8

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	9.3%
AA/Aa	47.7
A	26.2
BBB/Baa	6.9
BB/Ba	1.9
B	0.8
N/R	7.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniVest Fund, Inc. (MVF)
Investment Objective
BlackRock MuniVest Fund, Inc.’s (MVF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Directors of each of BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT), BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) each approved the reorganization of the Target Funds into MYI, with MYI continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of July 31, 2025 ($6.61)(a)	6.54%
Tax Equivalent Yield(b)	11.05%
Current Monthly Distribution per Common Share(c)	$0.036000
Current Annualized Distribution per Common Share(c)	$0.432000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 6.61	$ 7.35	(10.07)%	$ 7.61	$ 6.44
Net Asset Value	7.08	8.05	(12.05)	8.24	6.95
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniVest Fund, Inc. (MVF)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(6.72)%	(1.53)%	1.65%
Fund at Market Price(a)(b)	(4.61)	(1.10)	1.49
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed and tobacco were the only positive contributors. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniVest Fund, Inc. (MVF)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	26.6%
Health	13.8
County/City/Special District/School District	13.4
Corporate	13.1
State	10.9
Utilities	9.3
Housing	6.6
Tobacco	3.4
Education	2.9

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	10.0%
2026	2.4
2027	8.4
2028	4.9
2029	5.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	4.4%
AA/Aa	52.9
A	21.6
BBB/Baa	6.1
BB/Ba	3.1
B	2.3
N/R	9.6

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Fund Summary as of July 31, 2025

BlackRock MuniVest Fund II, Inc. (MVT)
Investment Objective
BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On June 6, 2025, the Board of Directors of each of BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT), BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) each approved the reorganization of the Target Funds into MYI, with MYI continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of July 31, 2025 ($10.07)(a)	6.43%
Tax Equivalent Yield(b)	10.86%
Current Monthly Distribution per Common Share(c)	$0.054000
Current Annualized Distribution per Common Share(c)	$0.648000
Leverage as of July 31, 2025(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.07	$ 11.04	(8.79)%	$ 11.70	$ 9.81
Net Asset Value	11.03	12.40	(11.05)	12.69	10.79
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniVest Fund II, Inc. (MVT)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.59)%	(1.57)%	1.69%
Fund at Market Price(a)(b)	(3.19)	(2.05)	1.26
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniVest Fund II, Inc. (MVT)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	24.7%
State	13.7
County/City/Special District/School District	13.2
Utilities	12.7
Corporate	11.5
Health	9.0
Housing	8.7
Education	3.3
Tobacco	3.2

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	3.9%
2026	1.1
2027	3.5
2028	8.0
2029	6.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	6.9%
AA/Aa	49.6
A	24.4
BBB/Baa	5.5
BB/Ba	2.8
B	1.4
N/R	9.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025

BlackRock MuniYield Quality Fund II, Inc. (MQT)
Investment Objective
BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On January 20, 2025, the Board of Directors of each of BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock MuniYield Quality Fund II, Inc. (MQT) and BlackRock MuniYield Fund, Inc. (MYD) and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of BKN, MQT and MYD into MQY, with MQY continuing as the surviving Fund.
On June 6, 2025 the Board of Trustees of each of BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock MuniYield Pennsylvania Quality Fund (MPA) and the Board of Directors of MQY approved the reorganization of BHV and MPA into MQY, with MQY continuing as the surviving Fund.
Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Fund Information
Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of July 31, 2025 ($9.44)(a)	6.48%
Tax Equivalent Yield(b)	10.95%
Current Monthly Distribution per Common Share(c)	$0.051000
Current Annualized Distribution per Common Share(c)	$0.612000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.44	$ 10.52	(10.27)%	$ 10.98	$ 9.28
Net Asset Value	10.36	11.65	(11.07)	11.92	10.06
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Quality Fund II, Inc. (MQT)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.60)%	(1.54)%	2.12%
Fund at Market Price(a)(b)	(4.74)	(1.84)	2.23
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Fund’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2025(continued)

BlackRock MuniYield Quality Fund II, Inc. (MQT)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	32.4%
County/City/Special District/School District	13.8
Corporate	12.5
Utilities	12.1
Health	8.1
State	8.0
Housing	6.9
Education	4.6
Tobacco	1.6

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	3.2%
2026	3.5
2027	5.8
2028	7.2
2029	7.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	9.1%
AA/Aa	44.1
A	27.2
BBB/Baa	7.4
BB/Ba	1.3
B	0.5
N/R	10.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Fund Summary

Schedule of Investments
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 4.5%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$760	$ 806,448
Series A, 5.25%, 05/01/56	950	966,925
Series F, 5.50%, 11/01/53	735	771,518
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	1,505	1,510,847
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,265	1,263,209
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	900	947,164
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	1,560	1,583,090
Series A-1, 5.50%, 01/01/53	670	712,754
Series B, 5.25%, 03/01/55	405	425,496
		8,987,451
Arizona — 3.7%
Arizona Industrial Development Authority, Refunding RB(b)
5.50%, 07/01/52	215	190,094
Series G, 5.00%, 07/01/47	430	393,014
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	910	895,546
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,035	1,093,460
5.00%, 12/01/37	4,585	4,749,625
		7,321,739
Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	380	380,603
City of Benton Arkansas Sales & Use Tax, RB, 4.00%, 06/01/39	755	716,037
		1,096,640
California — 11.3%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	335	317,673
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	1,020	907,800
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(c)	2,475	2,672,123
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, 0.00%, 08/01/38(d)	12,000	6,795,397
Palomar Community College District, GO
Series B, Convertible, 0.00%, 08/01/39(c)	4,000	4,669,287
Series B, Election 2006, 0.00%, 08/01/30(d)	2,270	1,988,375
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(c)(e)	4,200	4,511,082
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/56	685	663,548
		22,525,285
Security	Par (000)	Value
Colorado — 1.1%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	$590	$ 590,426
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	1,550	1,576,531
		2,166,957
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	130	132,012
4.25%, 07/15/53	175	148,463
		280,475
District of Columbia — 1.5%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	905	930,450
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	1,190	1,220,626
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.25%, 10/01/49	380	382,623
Series A, AMT, 5.50%, 10/01/54	395	404,476
		2,938,175
Florida — 14.2%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,725	2,662,153
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(b)	100	84,084
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/29(e)	5	5,504
County of Miami-Dade Florida Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/44	475	459,411
Series A, AMT, 5.50%, 10/01/55	470	476,257
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,350	1,146,284
County of Miami-Dade Florida, RB(d)
0.00%, 10/01/32	5,000	3,893,147
0.00%, 10/01/33	15,375	11,362,072
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.00%, 10/01/41	325	319,260
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	420	134,673
Series A-2, 0.00%, 10/01/47	680	195,165
County of Pasco Florida, RB, 5.75%, 09/01/54	165	172,344
Florida Development Finance Corp., Refunding RB
AMT, 5.00%, 07/01/44	2,090	1,986,096
AMT, 5.25%, 07/01/47	500	475,000
Greater Orlando Aviation Authority, ARB
5.25%, 10/01/51	710	712,317
Sub-Series A, AMT, 5.00%, 10/01/47	1,130	1,086,137
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 4.13%, 11/15/51	340	292,732
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	190	194,748
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	1,590	1,542,213

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Orange County Health Facilities Authority, Refunding RB, Series A, 4.50%, 10/01/56	$1,050	$ 937,097
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	195	183,284
		28,319,978
Georgia — 1.4%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	480	472,866
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	175	118,125
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	780	635,750
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	565	594,319
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	310	313,409
Series A, 5.00%, 01/01/59	770	717,712
		2,852,181
Hawaii — 1.3%
State of Hawaii Airports System Revenue, ARB
Series B, 5.00%, 07/01/49	1,295	1,319,713
Series A, AMT, 5.00%, 07/01/43	785	766,730
Series A, AMT, 5.50%, 07/01/54	550	568,206
		2,654,649
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	260	239,065
Illinois — 5.8%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,204,332
Series D, 5.00%, 12/01/46	1,635	1,472,926
Series H, 5.00%, 12/01/36	375	352,982
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/34	370	370,497
Series D, 5.00%, 12/01/26	675	680,657
Chicago O’Hare International Airport, ARB, Series B, Senior Lien, 4.50%, 01/01/56	2,125	1,921,401
Chicago O’Hare International Airport, Refunding ARB, Series A, AMT, Senior Lien, 5.25%, 01/01/48	525	526,001
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	620	598,009
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	945	905,047
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	820	705,069
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	590	562,218
State of Illinois, GO
5.50%, 05/01/39	1,610	1,680,871
Series C, 5.00%, 12/01/47	740	714,750
		11,694,760
Indiana — 0.7%
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	680	672,255
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	560	578,160
Series C, 5.25%, 10/01/47	195	200,645
		1,451,060
Security	Par (000)	Value
Kentucky — 1.4%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	$135	$ 118,069
Kentucky Public Transportation Infrastructure Authority, RB, CAB(c)
Convertible, 6.45%, 07/01/34	1,000	1,167,469
Convertible, 6.60%, 07/01/39	1,395	1,602,621
		2,888,159
Louisiana — 1.7%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/53	1,340	1,293,158
AMT, 5.50%, 09/01/59	1,030	1,019,471
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.25%, 07/01/53	1,115	1,124,451
		3,437,080
Maryland — 0.3%
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	705	651,954
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	889,229
Series A, 5.00%, 01/01/47	1,010	940,002
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 04/15/40	600	568,213
		2,397,444
Michigan — 2.4%
Michigan Finance Authority, RB
4.00%, 02/15/50	1,040	848,737
Series A, 4.00%, 11/15/50	295	241,872
Sustainability Bonds, 5.50%, 02/28/57	115	115,489
Michigan State Housing Development Authority, RB, S/F Housing
Series D, Sustainability Bonds, 5.10%, 12/01/37	1,560	1,634,483
Series D, Sustainability Bonds, 4.45%, 12/01/49	340	310,743
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,705	1,596,257
		4,747,581
Minnesota — 2.0%
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,690,629
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	305	281,489
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, 5.25%, 01/01/49	1,055	1,039,030
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54	520	518,235
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	390	386,371
		3,915,754
Missouri — 0.3%
Kansas City Industrial Development Authority, ARB, Series B, AMT, 5.00%, 03/01/39	575	577,931
Nevada — 0.1%
State of Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	125	123,689
New Hampshire — 1.7%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	319	301,188
Series A, 5.50%, 06/01/55	1,625	1,645,049
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	$485	$ 487,382
Series 2025, 5.15%, 09/28/37	760	743,008
Series 2, Sustainability Bonds, 4.25%, 07/20/41	305	289,702
		3,466,329
New Jersey — 4.5%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	165	169,577
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	990	990,351
New Jersey Economic Development Authority, RB, AMT, 5.13%, 07/01/42	300	299,849
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	535	528,546
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	1,990	1,983,005
Series AA, 5.00%, 06/15/46	600	574,031
Series BB, 4.00%, 06/15/50	1,200	1,025,224
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	1,600	1,050,952
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	940	968,303
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	1,400	1,402,017
		8,991,855
New York — 11.7%
City of New York, GO, Series G-1, 5.25%, 02/01/53	175	178,425
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,473,106
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	765	786,069
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	550	533,387
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	810	801,688
New York City Housing Development Corp., RB, M/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	810	752,830
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	685	651,855
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/44	215	218,530
New York City Transitional Finance Authority, RB, Series A-1, 05/01/52(f)	720	741,833
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,277	1,259,419
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	750,190
New York Liberty Development Corp., Refunding RB
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	1,785	1,211,476
Series A, Sustainability Bonds, 3.00%, 11/15/51	560	376,186
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	205	171,961
New York Transportation Development Corp., ARB
6.00%, 06/30/60	900	935,642
AMT, 5.00%, 12/01/36	400	413,444
AMT, 5.63%, 04/01/40	420	430,724
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	945	958,039
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, Sustainability Bonds, 5.25%, 06/30/60	$1,545	$ 1,494,191
AMT, Sustainability Bonds, 5.50%, 06/30/60	2,625	2,541,371
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	1,040	1,005,196
Port Authority of New York & New Jersey, ARB, AMT, 5.00%, 11/01/49	1,330	1,299,831
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.25%, 05/15/58	2,105	1,819,641
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	1,645	1,655,431
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	995,557
		23,456,022
North Carolina — 0.3%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	455	432,920
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	145	151,118
		584,038
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	820	777,977
Ohio — 2.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,795	1,457,291
Columbus Regional Airport Authority, Refunding ARB, Series A, Class A, AMT, 5.50%, 01/01/55	2,110	2,145,894
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 09/01/49	1,005	948,781
		4,551,966
Oklahoma — 0.2%
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	425	467,812
Oregon — 0.4%
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/47	780	759,180
Pennsylvania — 6.9%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	1,785	1,719,325
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	1,625	1,585,943
Mckeesport Area School District, Refunding GO, (FGIC, SAW), 0.00%, 10/01/31(d)(g)	500	403,304
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	1,585	1,548,342
AMT, 5.50%, 06/30/41	810	836,788
AMT, 5.75%, 06/30/48	700	699,862
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	804,847
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	145	122,372
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.50%, 08/15/55	610	637,093

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB (continued)
Series B2, 5.50%, 11/01/54	$720	$ 733,097
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	1,780	1,704,706
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	370	363,282
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,030	2,552,300
		13,711,261
Puerto Rico — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,423,803
Series A-1, Restructured, 5.00%, 07/01/58	5,324	4,847,018
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,291,679
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	2,865	884,302
		8,446,802
South Carolina — 2.6%
Charleston County Airport District, ARB, Series A, AMT, 5.25%, 07/01/54	355	355,265
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	520	551,512
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	755	594,815
Series A, 5.50%, 11/01/50	445	457,826
Series A, 5.50%, 11/01/54	860	881,904
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	2,500	1,985,821
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	305	304,204
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	100	97,002
		5,228,349
Tennessee — 2.2%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	135	137,267
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	885	855,393
Metropolitan Government Nashville & Davidson County Health & Educational cilities Board, RB, 5.25%, 05/01/48	180	179,513
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB
5.25%, 10/01/58	725	691,889
Series A, 5.00%, 10/01/45	1,000	918,794
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	550	568,166
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	950	1,016,466
		4,367,488
Texas — 13.3%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	415	352,966
Security	Par (000)	Value
Texas (continued)
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	$380	$ 360,301
7.88%, 11/01/62	330	331,353
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	795	800,616
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	570	572,644
City of Galveston Texas Wharves & Terminal Revenue, ARB
Series A, AMT, 1st Lien, 5.50%, 08/01/43	100	101,599
Series A, AMT, 1st Lien, 5.50%, 08/01/44	100	101,048
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	100	88,977
City of Houston Texas Airport System Revenue, ARB
Series B, 5.50%, 07/15/36	100	103,149
Series B, AMT, 5.50%, 07/15/37	210	216,630
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series A, AMT, 4.00%, 07/01/40	475	422,140
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	145	120,928
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	315	270,158
Harris County Cultural Education Facilities Finance Corp., Refunding RB
4.00%, 10/01/47	2,175	1,831,419
Class A, 4.13%, 07/01/52	65	54,406
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, 0.00%, 11/15/38(d)	5,000	2,360,255
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	16,780	9,189,002
New Braunfels Independent School District, GO, (PSF), 4.00%, 02/01/52	310	262,450
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	825	713,419
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	605	626,547
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	435	436,480
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	405	350,867
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	465	370,419
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	100	92,295
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,315	1,401,312
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,560	1,423,061
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/35	420	270,989
0.00%, 08/01/36	235	142,537
0.00%, 08/01/37	305	175,997
0.00%, 08/01/38	315	167,861
0.00%, 08/01/44	950	336,343
0.00%, 08/01/45	1,800	593,868
Texas Water Development Board, RB, Series A, 4.38%, 10/15/59	1,520	1,357,000
University of Houston, Refunding RB, Series A, 5.00%, 02/15/56	520	521,099
		26,520,135
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utah — 1.0%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	$120	$ 117,137
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/51	425	414,991
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	570	593,315
Series B, 5.50%, 06/01/55	205	211,329
Utah Charter School Finance Authority, Refunding RB
5.25%, 06/15/37(b)	205	197,203
(UT), 4.00%, 04/15/42	600	520,597
		2,054,572
Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	285	280,442
Virginia — 1.2%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	293	285,147
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(c)	702	594,036
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	55	47,315
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	580	576,347
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	857,471
		2,360,316
Washington — 3.2%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, 5.00%, 10/01/54	4,500	4,539,304
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	1,815	1,776,351
		6,315,655
Wisconsin — 1.1%
Public Finance Authority, RB
12/31/65(f)	670	698,831
Series A, 5.00%, 06/01/36(b)	100	90,637
Series A, 5.00%, 06/01/51(b)	320	238,022
Series A, 5.00%, 06/01/61(b)	405	283,858
Series A, AMT, Senior Lien, 5.75%, 07/01/49	835	830,765
		2,142,113
Total Municipal Bonds — 112.9% (Cost: $223,247,841)		225,750,319
Municipal Bonds Transferred to Tender Option Bond Trusts(h)
Alabama(a) — 7.6%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54(i)	3,299	3,559,881
Series C-1, 5.25%, 02/01/53	6,771	7,103,503
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	4,095	4,471,228
		15,134,612
California — 2.7%
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.25%, 05/15/50	5,297	5,389,954
Security	Par (000)	Value
Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	$3,196	$ 3,236,022
District of Columbia — 2.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,102	1,949,516
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, 5.00%, 10/01/49	3,556	3,416,045
		5,365,561
Florida — 2.5%
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 10/01/51	4,898	4,913,658
Georgia(i) — 3.1%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 4.65%, 12/01/50	3,781	3,607,186
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	2,476	2,617,968
		6,225,154
Illinois — 4.8%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 5.00%, 12/01/49(i)	3,629	3,536,396
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.25%, 01/01/58	4,302	4,328,574
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,711	1,646,822
		9,511,792
Maryland — 1.8%
Maryland Stadium Authority, RB, 5.00%, 06/01/54	3,600	3,619,739
Massachusetts — 2.3%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 05/01/48	2,438	2,472,267
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,151	2,118,019
		4,590,286
Michigan — 0.9%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,148	1,855,734
Missouri — 0.9%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	2,025	1,857,353
Nebraska — 2.4%
Nebraska Investment Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.80%, 09/01/54	1,889	1,801,405
Omaha Public Power District, Refunding RB, Series B, 5.25%, 02/01/48	2,820	2,899,592
		4,700,997
New York — 5.6%
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-1, Sustainability Bonds, 5.00%, 11/15/49	3,268	3,287,154
New York City Municipal Water Finance Authority, RB, Series AA, 5.00%, 06/15/51	2,444	2,456,668
New York City Transitional Finance Authority, RB, Series D, 5.25%, 05/01/48	2,280	2,357,232

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	$1,590	$ 1,406,647
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,740	1,742,448
		11,250,149
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	1,830	1,883,539
Rhode Island — 1.5%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 82-A, Sustainability Bonds, (GNMA), 4.60%, 10/01/49	3,256	3,009,857
South Carolina — 2.1%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)(i)	3,989	4,280,314
Tennessee — 2.0%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)(i)	3,885	4,094,653
Texas — 9.3%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, 5.25%, 07/01/53	1,180	1,169,637
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	1,410	1,463,653
County of Bexar Texas, GOL, 5.00%, 06/15/49	3,120	3,128,408
Crowley Independent School District, GO, (PSF), 5.25%, 02/01/53	1,874	1,917,777
North Texas Municipal Water District, RB, 5.00%, 06/01/50(i)	3,618	3,640,132
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	2,251	2,227,593
Texas Water Development Board, RB
4.80%, 10/15/52	2,475	2,413,960
Series A, 4.38%, 10/15/59	2,848	2,542,296
		18,503,456
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.7% (Cost: $110,995,333)		109,422,830
Total Long-Term Investments — 167.6% (Cost: $334,243,174)		335,173,149

Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(j)(k)	1,849,163	$ 1,849,347
Total Short-Term Securities — 0.9% (Cost: $1,849,347)		1,849,347
Total Investments — 168.5% (Cost: $336,092,521)		337,022,496
Other Assets Less Liabilities — 1.0%		1,906,394
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.6)%		(71,163,826)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.9)%		(67,800,000)
Net Assets Applicable to Common Shares — 100.0%		$ 199,965,064

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2029 to May 1, 2052, is $17,404,831. See
Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 3,462,930	$ —	$ (1,613,583)(a)	$ —	$ —	$ 1,849,347	1,849,163	$ 90,204	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (647,223)	$ —	$ (647,223)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 275,791	$ —	$ 275,791
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$2,639,455
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 225,750,319	$ —	$ 225,750,319
Municipal Bonds Transferred to Tender Option Bond Trusts	—	109,422,830	—	109,422,830
Short-Term Securities
Money Market Funds	1,849,347	—	—	1,849,347
	$1,849,347	$335,173,149	$—	$337,022,496
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(70,782,408)	$—	$(70,782,408)
VMTP Shares at Liquidation Value	—	(67,800,000)	—	(67,800,000)
	$—	$(138,582,408)	$—	$(138,582,408)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama(a) — 5.5%
Black Belt Energy Gas District, RB
Series A, 5.25%, 05/01/56	$2,160	$ 2,198,481
Series B, 5.25%, 12/01/53	5,455	5,832,698
Series C, 5.50%, 10/01/54	10,000	10,790,600
Series F, 5.50%, 11/01/53	795	834,499
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	3,500	3,821,563
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53	1,345	1,430,826
		24,908,667
Arizona — 5.5%
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/49	2,325	2,328,034
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	3,335	3,452,703
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,400	3,094,546
Salt Verde Financial Corp., RB
5.00%, 12/01/32	8,000	8,451,866
5.00%, 12/01/37	7,460	7,727,854
		25,055,003
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	855	856,358
California — 7.9%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	750	711,208
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	2,330	2,073,700
California Municipal Finance Authority, RB, S/F Housing, Series A-1, 3.44%, 02/20/41(a)	5,416	4,771,093
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	2,970	2,786,260
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	2,325	2,292,479
Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	2,105	2,147,971
Riverside County Transportation Commission, RB, CAB(c)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,255,486
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,527,005
Series B, Senior Lien, 0.00%, 06/01/43	5,000	1,959,705
Sacramento Metropolitan Fire District, GO, Series A, 4.00%, 08/01/55	2,940	2,524,002
San Diego Unified School District, GO, 4.00%, 07/01/53	3,455	2,976,983
San Marcos Unified School District, GO, CAB(c)
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,571,456
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,615,980
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	4,000	3,836,620
		36,049,948
Colorado — 0.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	835	873,049
Security	Par (000)	Value
District of Columbia — 4.9%
District of Columbia Income Tax Revenue, RB, Series A, 5.00%, 07/01/47	$2,050	$ 2,060,139
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	16,240	16,790,878
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, 5.50%, 10/01/55	2,255	2,323,631
Series A, AMT, 5.25%, 10/01/48	1,000	1,001,596
		22,176,244
Florida — 5.7%
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	4,760	4,710,179
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	210	188,672
Hillsborough County Industrial Development Authority, Refunding RB
Series C, 5.25%, 11/15/49	6,510	6,622,425
Series C, 4.13%, 11/15/51	9,575	8,243,862
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	410	420,246
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	3,805	3,809,687
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	3,159	1,808,658
		25,803,729
Georgia — 3.5%
Georgia Housing & Finance Authority, RB, S/F Housing, Series C, 5.13%, 12/01/50	6,640	6,676,565
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	9,000	9,467,033
		16,143,598
Illinois — 2.6%
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/47	5,205	5,003,932
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/44	2,000	1,775,340
State of Illinois, GO
Series C, 4.00%, 10/01/42	5,000	4,329,848
Series C, (BAM-TCRS), 4.25%, 10/01/45	710	626,462
		11,735,582
Indiana — 1.6%
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	1,290	1,331,834
Series C, 5.25%, 10/01/47	445	457,881
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/42	5,570	5,571,429
		7,361,144
Iowa — 0.7%
University of Iowa Facilities Corp., RB
5.00%, 06/01/47	1,890	1,894,016
5.00%, 06/01/48	1,190	1,191,004
		3,085,020
Kentucky — 2.8%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	9,000	9,022,502
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Kentucky (continued)
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(f)	$2,325	$ 2,644,912
Kentucky State Property & Building Commission, RB, Series A, 5.50%, 11/01/42	875	940,051
		12,607,465
Massachusetts — 2.0%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 01/01/49	3,000	3,035,991
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	1,815	1,780,982
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	4,245	4,223,347
		9,040,320
Michigan — 3.6%
Lansing Community College, GOL, 5.00%, 05/01/44	5,070	5,093,523
Michigan Finance Authority, Refunding RB, Series MI1, 5.00%, 12/01/48	2,000	1,981,877
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	6,300	6,329,746
Series I, 5.00%, 10/15/46	1,000	972,543
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,120	1,984,789
		16,362,478
Minnesota — 1.4%
City of Rochester Minnesota, RB, 4.00%, 11/15/48	4,000	3,397,081
Duluth Economic Development Authority, Refunding RB, Series A, 5.25%, 02/15/58	2,940	2,842,744
		6,239,825
Missouri — 0.2%
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 5.00%, 11/01/55	785	778,633
New Hampshire — 1.4%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	723	682,378
Series A, 5.50%, 06/01/55	2,860	2,895,287
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	1,110	1,115,451
Series 2025, 5.15%, 09/28/37	1,725	1,686,434
		6,379,550
New Jersey — 11.4%
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	2,035	2,035,722
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,415	3,477,564
Series EEE, 5.00%, 06/15/48	11,690	11,419,775
AMT, 5.38%, 01/01/43	2,285	2,285,251
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	4,484	4,604,281
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, Subordinate, 5.00%, 12/01/52	2,485	2,293,847
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.10%, 10/01/50	2,500	2,502,142
New Jersey Transportation Trust Fund Authority, RB
5.00%, 12/15/28(g)	980	1,060,653
Series CC, 5.25%, 06/15/55	5,090	5,169,697
Security	Par (000)	Value
New Jersey (continued)
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	$2,180	$ 2,245,638
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/42	4,000	3,952,096
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,140	4,028,456
Sub-Series B, 5.00%, 06/01/46	7,370	7,077,731
		52,152,853
New York — 11.1%
City of New York, GO
Series C-1, 5.25%, 09/01/50	2,565	2,614,816
Series G-1, 5.25%, 02/01/53	400	407,830
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	3,210	3,059,717
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,545	1,529,146
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series D-1, 5.25%, 11/01/48	5,000	5,099,312
Series F-1, Subordinate, 4.00%, 02/01/51	3,455	2,924,128
New York City Transitional Finance Authority, RB, Series A-1, 05/01/52(h)	1,625	1,674,277
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	700	701,205
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,045	3,003,077
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/51	6,395	5,449,097
New York Liberty Development Corp., Refunding RB(b)
Class 1, 5.00%, 11/15/44	6,230	5,981,515
Class 2, 5.38%, 11/15/40	1,655	1,632,656
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/44	1,610	1,614,024
New York State Dormitory Authority, Refunding RB, Series A, 5.25%, 03/15/52	5,000	5,117,413
New York Transportation Development Corp., ARB
6.00%, 06/30/60	2,050	2,131,184
AMT, 5.63%, 04/01/40	915	938,363
Series A, AMT, 5.00%, 07/01/46	1,165	1,105,895
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	2,125	2,154,322
Port Authority of New York & New Jersey, Refunding RB, 4.00%, 09/01/39	1,110	1,060,839
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	3,075	2,616,687
		50,815,503
Ohio — 4.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,000	1,623,722
Columbus-Franklin County Finance Authority, RB, M/F Housing, (FNMA), 4.82%, 11/01/43	1,430	1,434,474
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/44	14,705	14,124,508
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	1,390	1,390,508
		18,573,212

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	$1,735	$ 1,644,914
Oklahoma Housing Finance Agency, RB, S/F Housing, Series D, (FHLMC, FNMA, GNMA), 4.50%, 09/01/44	2,125	2,001,772
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	985	1,084,223
		4,730,909
Pennsylvania — 4.0%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	7,525	7,215,673
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/47	2,225	2,210,172
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,725	4,644,393
Montgomery County Higher Education and Health Authority, Refunding RB, 5.00%, 09/01/48	715	678,139
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series B-1, 5.00%, 11/01/51	3,790	3,730,419
		18,478,796
Puerto Rico — 5.2%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,810	2,992,865
Series A-1, Restructured, 5.75%, 07/01/31	2,536	2,751,271
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,952	3,532,247
Series A-1, Restructured, 5.00%, 07/01/58	10,387	9,456,420
Series A-2, Restructured, 4.78%, 07/01/58	3,325	2,943,682
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,010	1,855,027
		23,531,512
South Carolina — 1.6%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.50%, 11/01/49	3,900	4,022,907
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	3,280	3,283,035
		7,305,942
Tennessee — 4.7%
City of Memphis Tennessee Electric System Revenue, RB, Series A, 4.00%, 12/01/45	1,500	1,306,818
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, RB, Series A, 5.00%, 07/01/46	6,590	6,322,198
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series B, Subordinate, 5.25%, 07/01/48	2,900	2,966,014
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	1,270	1,311,947
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,260	7,476,335
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 3A, Sustainability Bonds, 6.25%, 01/01/54	2,045	2,229,491
		21,612,803
Texas — 10.2%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	845	801,195
Security	Par (000)	Value
Texas (continued)
Arlington Higher Education Finance Corp., RB(b) (continued)
7.88%, 11/01/62	$720	$ 722,951
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	1,290	1,295,985
City of Houston Texas Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/39	600	616,108
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, 07/01/55(h)	2,910	2,975,165
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	2,020	1,733,287
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	2,105	1,706,905
Series A, 1st Lien, 4.00%, 08/15/49	2,955	2,539,635
Dallas Fort Worth International Airport, Refunding ARB, Series B, 5.00%, 11/01/47	1,625	1,634,492
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	413,489
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class A, 4.13%, 07/01/52	1,835	1,535,923
Harris County Municipal Utility District No. 534, GO
5.00%, 09/01/47	1,750	1,710,853
(BAM), 5.00%, 09/01/47	1,100	1,075,393
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/50	2,710	2,743,288
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(g)	15,200	7,385,274
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	3,900	3,912,179
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	1,380	1,429,147
Sunnyvale Independent School District, Refunding GO, (PSF), 4.25%, 02/15/55	1,960	1,703,535
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.75%, 03/01/54	4,695	5,103,128
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,310	2,107,226
Thrall Independent School District, GO, (PSF), 5.25%, 02/15/48	3,525	3,596,939
		46,742,097
Utah — 1.1%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	280	273,318
City of Salt Lake City Utah Airport Revenue, ARB, Series A, 07/01/55(h)	2,855	2,913,775
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	1,310	1,363,583
Series B, 5.50%, 06/01/55	465	479,357
		5,030,033
Virginia — 0.3%
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	1,590	1,367,843
Wisconsin — 0.3%
Public Finance Authority, RB, 12/31/65(h)	1,525	1,590,622
Total Municipal Bonds — 104.7% (Cost: $479,090,333)		477,388,738
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
California — 7.5%
City of Los Angeles Department of Airports, ARB
Series B, AMT, 5.00%, 05/15/46	$8,800	$ 8,385,034
Sub-Series A, AMT, 5.00%, 05/15/42	11,420	11,423,551
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/48	14,500	14,360,185
		34,168,770
Colorado — 4.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/43(j)	10,000	9,917,908
Denver City & County School District No. 1, GO, Series A, (SAW), 5.00%, 12/01/45	11,625	11,830,005
		21,747,913
Florida — 2.9%
Greater Orlando Aviation Authority, ARB, Series A, 5.00%, 10/01/42	13,280	13,319,363
Illinois — 5.1%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/41	13,000	12,937,770
Regional Transportation Authority, RB, Series A, 5.00%, 06/01/50(j)	10,000	10,072,044
		23,009,814
Indiana — 5.3%
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	12,775	12,629,500
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series A, 5.00%, 02/01/49	11,970	11,556,636
		24,186,136
Massachusetts — 4.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB
Sustainability Bonds, 5.00%, 06/01/50(j)	11,320	11,330,676
Series B, 06/01/52(h)	10,000	10,092,313
		21,422,989
Michigan — 4.5%
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	10,000	10,318,398
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/46	10,000	10,201,254
		20,519,652
Nevada — 4.3%
County of Clark Nevada, GOL, Series A, 5.00%, 05/01/48	19,650	19,479,025
New Jersey — 2.2%
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/48	10,000	10,009,572
New York — 9.1%
County of Nassau New York, GOL, Series A, 5.00%, 04/01/55(j)	11,235	11,391,427
New York City Municipal Water Finance Authority, RB
Series DD1, 5.00%, 06/15/48	10,000	9,897,028
Security	Par (000)	Value
New York (continued)
New York City Municipal Water Finance Authority, RB (continued)
Series GG, 5.00%, 06/15/48	$10,000	$ 9,993,009
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.25%, 06/15/46	10,000	10,313,712
		41,595,176
Oregon — 2.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	12,705	13,076,697
South Carolina — 3.8%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	16,400	17,393,822
Texas — 2.6%
Texas Water Development Board, RB, Series A, 5.25%, 10/15/51	11,775	12,052,923
Washington — 4.5%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	10,975	10,597,891
State of Washington, GO, Series C, 5.00%, 02/01/47	10,000	10,080,259
		20,678,150
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 64.2% (Cost: $296,986,413)		292,660,002
Total Long-Term Investments — 168.9% (Cost: $776,076,746)		770,048,740

	Shares
Short-Term Securities
	Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(k)(l)	7,786,192	7,786,970
	Total Short-Term Securities — 1.7% (Cost: $7,786,930)	7,786,970
	Total Investments — 170.6% (Cost: $783,863,676)	777,835,710
	Liabilities in Excess of Other Assets — (1.0)%	(4,463,993)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.8)%	(163,338,873)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.8)%	(154,100,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 455,932,844

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust (BFK)

(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	When-issued security.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 1, 2027 to April 1, 2033, is $27,678,425.
See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 2,742,564	$ 5,044,392 (a)	$ —	$ 14	$ —	$ 7,786,970	7,786,192	$ 152,998	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,020,899)	$ —	$ (1,020,899)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$— (a)
Average notional value of contracts — short	10,418,608

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 477,388,738	$ —	$ 477,388,738
Municipal Bonds Transferred to Tender Option Bond Trusts	—	292,660,002	—	292,660,002
Short-Term Securities
Money Market Funds	7,786,970	—	—	7,786,970
	$7,786,970	$770,048,740	$—	$777,835,710
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust (BFK)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(162,544,985)	$—	$(162,544,985)
VMTP Shares at Liquidation Value	—	(154,100,000)	—	(154,100,000)
	$—	$(316,644,985)	$—	$(316,644,985)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.2%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$2,925	$ 2,946,048
Series A, 5.25%, 05/01/56	2,440	2,483,469
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	4,580	4,597,794
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	7,465	7,454,430
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	5,290	5,312,059
Series A, 5.00%, 01/01/56	1,720	1,745,458
Series A-1, 5.50%, 01/01/53	1,960	2,085,070
		26,624,328
Arizona — 2.9%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	225	196,079
Series A, 5.00%, 07/01/49	210	183,019
Series A, 5.00%, 07/01/54	165	139,649
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50(b)	1,185	1,128,434
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	1,740	1,801,410
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	100	82,813
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,825	1,661,043
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	350	302,702
Maricopa County Industrial Development Authority, RB, 6.38%, 07/01/58(b)	620	574,840
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	820	774,057
Salt Verde Financial Corp., RB
5.00%, 12/01/32	5,635	5,953,283
5.00%, 12/01/37	2,000	2,071,811
		14,869,140
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	975	976,547
California — 6.0%
California Community Choice Financing Authority, RB, Class B, Sustainability Bonds, 5.00%, 03/01/56(a)	2,035	2,154,997
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	300	292,227
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	2,315	2,465,842
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	855	810,777
California Health Facilities Financing Authority, Refunding RB, Sustainability Bonds, 5.00%, 08/01/55	1,500	1,408,546
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	2,555	2,273,950
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	630,118
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	2,130	1,998,227
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(b)	1,700	1,621,793
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	1,265	1,247,306
Security	Par (000)	Value
California (continued)
City of Los Angeles Department of Airports, Refunding ARB (continued)
Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	$2,320	$ 2,367,360
Indio Finance Authority, Refunding RB, Series A, (BAM), 4.50%, 11/01/52	2,405	2,213,134
Pleasanton Unified School District, GO, 4.25%, 08/01/50	5,300	4,843,957
Riverside County Transportation Commission, Refunding RB, Class B1, Senior Lien, 4.00%, 06/01/46	2,255	1,960,027
San Marcos Unified School District, GO, CAB(c)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,317,853
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,080,060
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	830	831,939
		30,518,113
Colorado — 0.9%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	250	219,452
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	1,290	1,039,536
Series D, AMT, 5.75%, 11/15/45	1,315	1,374,922
Colorado Health Facilities Authority, RB
5.25%, 11/01/39	595	621,485
5.50%, 11/01/47	370	376,333
5.25%, 11/01/52	920	917,498
		4,549,226
District of Columbia — 3.9%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	8,110	8,385,100
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	2,780	2,851,546
District of Columbia, Refunding RB, 5.00%, 10/01/48	2,485	2,297,391
District of Columbia, TA, 5.13%, 06/01/41	540	540,531
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	5,985	4,988,809
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, Sustainability Bonds, 4.13%, 07/15/47	1,285	1,111,333
		20,174,710
Florida — 5.8%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	190	158,628
Series A, 5.50%, 06/01/57	100	81,837
Celebration Pointe Community Development District No. 1, SAB(d)(e)
5.00%, 05/01/32	180	149,274
5.00%, 05/01/48	530	392,200
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	2,920	3,076,095
City of Tampa Florida, RB, CAB, Series A, 0.00%, 09/01/45(c)	6,275	2,158,976
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/44	600	592,242
County of Pasco Florida, RB
5.00%, 09/01/48	8,525	8,529,407
5.75%, 09/01/54	955	997,504
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/56	115	103,321
AMT, 5.00%, 05/01/29(b)	180	181,367
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida State Board of Governors, RB, Series A, (BAM), 4.25%, 10/01/48	$7,000	$ 6,179,286
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	465	473,030
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	180,156
5.38%, 05/01/47	185	178,367
6.30%, 05/01/54	475	486,871
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	4,270	4,275,259
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	232,793
4.00%, 05/01/50	260	199,442
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	1,670	956,271
		29,582,326
Georgia — 1.5%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	435	293,625
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	5,000	5,211,574
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	1,870	1,831,736
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/51	520	432,583
		7,769,518
Hawaii — 0.2%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	250	250,000
AMT, 5.25%, 08/01/26	810	811,299
		1,061,299
Idaho — 0.9%
Idaho Housing & Finance Association, RB
(GTD), 5.50%, 05/01/52	1,250	1,253,987
Series A, 5.25%, 08/15/48	3,460	3,570,555
		4,824,542
Illinois — 7.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/40	535	507,638
Series C, 5.25%, 12/01/35	2,790	2,720,718
Series D, 5.00%, 12/01/46	3,605	3,247,626
Series H, 5.00%, 12/01/36	495	465,937
Chicago Board of Education, Refunding GO
Series D, 5.00%, 12/01/27	1,600	1,622,081
Series D, 5.00%, 12/01/31	150	150,900
Series G, 5.00%, 12/01/34	710	710,953
Chicago O’Hare International Airport, ARB, Class A, AMT, Senior Lien, 5.50%, 01/01/55	2,565	2,589,495
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, 5.25%, 11/01/48	5,125	5,198,509
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(f)	1,400	1,432,024
5.00%, 02/15/27(f)	765	794,136
4.00%, 02/15/41	5	4,495
Series A, 4.00%, 07/15/47	3,920	3,317,822
Series C, 5.00%, 02/15/41	835	839,595
Security	Par (000)	Value
Illinois (continued)
Illinois Housing Development Authority, RB, S/F Housing
Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 10/01/52	$2,920	$ 3,149,741
Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	1,710	1,863,531
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	2,745	2,615,743
Series A, 5.50%, 06/15/53	280	280,023
Metropolitan Pier & Exposition Authority, RB, CAB(c)
(BAM-TCRS), 0.00%, 12/15/56	2,165	398,236
Series A, 0.00%, 12/15/56	3,020	558,750
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	1,680	1,371,534
Series B, 0.00%, 06/15/44(c)	8,680	3,276,813
State of Illinois, GO
Series B, 5.25%, 05/01/43	1,115	1,129,537
Series D, 5.00%, 11/01/28	505	526,177
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	180	188,198
		38,960,212
Indiana — 0.4%
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	1,440	1,486,699
Series C, 5.25%, 10/01/47	495	509,328
		1,996,027
Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	400	380,440
Kentucky — 2.3%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	6,085	6,100,214
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(g)	1,655	1,882,722
University of Kentucky, RB, Class A, 5.00%, 04/01/55	3,605	3,564,530
		11,547,466
Louisiana — 1.1%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	2,705	2,610,441
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/46	1,370	1,387,064
Port New Orleans Board of Commissioners, ARB, Series E, 5.00%, 04/01/44	1,485	1,451,030
		5,448,535
Maryland — 0.3%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	133,804
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.25%, 06/30/47	1,550	1,486,389
		1,620,193
Massachusetts — 1.8%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/52	1,875	1,892,308
Commonwealth of Massachusetts, GO, Series C, 5.00%, 10/01/47	1,810	1,834,200
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	3,740	3,480,800

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	$645	$ 576,009
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,220	1,213,777
		8,997,094
Michigan — 1.2%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, 6.25%, 07/01/36	5	5,008
Michigan Finance Authority, RB, 4.00%, 02/15/50	5,250	4,284,492
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	555	458,855
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,680	1,572,852
		6,321,207
Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	5,685	4,885,307
Series A, 5.25%, 02/15/58	3,050	2,949,105
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	1,495	1,481,089
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 01/01/53	1,735	1,850,698
		11,166,199
Mississippi — 0.2%
Mississippi Development Bank, RB, 6.88%, 12/01/40	1,190	1,207,804
Missouri — 1.2%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series C, 4.00%, 11/15/49	3,455	2,801,130
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/49	1,710	1,657,402
Class B, AMT, 5.00%, 03/01/55	1,725	1,638,285
		6,096,817
Nevada — 0.6%
Las Vegas Valley Water District, GOL, Series A, 5.25%, 06/01/55	3,145	3,247,780
New Hampshire — 1.4%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	828	781,206
Series A, 5.50%, 06/01/55	3,215	3,254,667
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	1,245	1,251,114
Series 2025, 5.15%, 09/28/37	1,950	1,906,403
		7,193,390
New Jersey — 10.7%
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(f)	1,375	1,488,955
5.00%, 06/15/43	2,335	2,333,511
Series EEE, 5.00%, 06/15/48	6,405	6,256,943
AMT, 5.00%, 01/01/31	530	531,032
AMT, 5.38%, 01/01/43	1,500	1,500,165
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(f)	775	806,485
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	4,190	4,302,125
5.75%, 04/01/31	705	736,437
Security	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	$4,980	$ 4,201,543
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	1,810	1,463,792
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series 1-B, AMT, 4.50%, 12/01/45	690	680,940
Sub-Series C, AMT, 3.63%, 12/01/49	665	473,173
New Jersey Transportation Trust Fund Authority, RB
5.00%, 12/15/28(f)	1,740	1,883,200
Series AA, 5.00%, 06/15/45	415	412,294
Series AA, 4.00%, 06/15/50	1,730	1,455,133
Series BB, 5.00%, 06/15/46	3,465	3,479,220
Series S, 5.25%, 06/15/43	1,145	1,154,323
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	7,330	6,960,484
New Jersey Turnpike Authority, RB
Series A, 5.25%, 01/01/55	2,430	2,503,165
Series B, 5.25%, 01/01/49	5,385	5,540,824
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	275	267,591
Series A, 5.25%, 06/01/46	3,835	3,840,525
Sub-Series B, 5.00%, 06/01/46	2,600	2,496,893
		54,768,753
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	93,964
New York — 18.0%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	510,511
City of New York, GO, Series G-1, 5.25%, 02/01/53	445	453,711
Empire State Development Corp., RB, Series A, 4.00%, 03/15/49	2,940	2,509,360
Empire State Development Corp., Refunding RB, 4.00%, 03/15/45	6,575	5,773,644
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 5.00%, 11/15/25	100	100,576
Series C-1, Sustainability Bonds, 5.00%, 11/15/26	65	66,930
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	6,795	6,476,878
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	575	557,632
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	1,760	1,523,407
New York City Municipal Water Finance Authority, RB
Series AA-1, 5.25%, 06/15/52	1,080	1,100,525
Series BB, 5.25%, 06/15/55	1,075	1,106,325
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	825	743,303
Series DD, 4.13%, 06/15/47	7,920	6,969,333
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, Subordinate, 4.00%, 08/01/48	2,240	1,908,630
Series B-1, Subordinate, 4.00%, 08/01/48	2,500	2,128,548
New York City Transitional Finance Authority, RB, Series C-S, Subordinate, 5.00%, 05/01/50	3,745	3,767,555
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,045	3,003,077
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	4,910	4,714,164
Class 2, 5.38%, 11/15/40(b)	1,175	1,159,136
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB (continued)
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	$1,270	$ 861,947
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,040	698,632
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,200	1,053,808
Series A, 4.00%, 03/15/47	3,830	3,388,337
Series A, 5.00%, 03/15/55	1,700	1,707,511
New York Transportation Development Corp., ARB
6.00%, 06/30/60	2,310	2,401,481
AMT, 5.63%, 04/01/40	1,050	1,076,810
AMT, 5.00%, 12/01/40	2,250	2,250,921
Series A, AMT, 5.00%, 07/01/46	1,600	1,518,826
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,910	1,936,355
AMT, 4.00%, 10/31/46	425	344,099
AMT, Sustainability Bonds, 5.25%, 06/30/60	4,380	4,235,958
AMT, Sustainability Bonds, 5.50%, 06/30/60	2,525	2,444,557
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.25%, 12/31/54	3,430	3,371,043
Port Authority of New York & New Jersey, ARB, Series 218, AMT, 4.00%, 11/01/47	380	316,122
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/41	1,150	1,030,104
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	6,855	5,852,486
Series A, 5.25%, 05/15/52	900	910,516
Triborough Bridge & Tunnel Authority, RB, Series A, 11/15/57(h)	5,340	5,507,585
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.00%, 05/15/47	6,930	6,968,790
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	190	151,339
		92,600,472
North Carolina — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.00%, 07/01/53	1,930	2,064,429
North Dakota — 0.9%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,006,673
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	3,985	3,780,777
		4,787,450
Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	915	744,173
Series B-2, Class 2, 5.00%, 06/01/55	3,155	2,561,422
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	435	421,693
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	590	594,078
		4,321,366
Oklahoma — 0.8%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,640	1,554,847
Security	Par (000)	Value
Oklahoma (continued)
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	$1,435	$ 1,362,115
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	1,095	1,205,304
		4,122,266
Oregon — 0.1%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	1,445	736,276
Pennsylvania — 6.5%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.50%, 01/01/48	535	545,425
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series C, 5.25%, 09/01/54	5,165	5,260,575
Montgomery County Higher Education and Health Authority, Refunding RB, 5.00%, 09/01/48	385	365,152
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	205	190,329
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	3,680	3,594,889
AMT, 5.75%, 06/30/48	1,405	1,404,723
AMT, 5.25%, 06/30/53	2,330	2,189,302
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	476,947
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	3,695	3,242,697
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.50%, 08/15/55	1,565	1,634,509
Series B-1, 4.25%, 11/01/51	4,635	3,945,085
Series B-1, 5.00%, 11/01/51	1,075	1,058,100
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	2,915	2,417,822
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,500	2,505,884
Series A, Subordinate, 4.00%, 12/01/46	2,065	1,797,709
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	440	437,660
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/49	2,420	2,473,637
		33,540,445
Puerto Rico — 4.5%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	1,596	1,731,778
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,838	5,217,929
Series A-1, Restructured, 5.00%, 07/01/58	11,913	10,845,704
Series A-2, Restructured, 4.78%, 07/01/58	3,256	2,882,596
Series B-2, Restructured, 4.78%, 07/01/58	159	139,617
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,943	2,143,004
		22,960,628
South Carolina — 1.6%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	335	263,925
Series A, 5.50%, 11/01/48	1,545	1,595,570
Series A, 5.50%, 11/01/49	4,200	4,332,361

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB (continued)
Series A, 5.50%, 11/01/50	$330	$ 339,512
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/55	1,110	1,112,267
Series B, 5.00%, 12/01/51	675	662,105
		8,305,740
Tennessee — 1.4%
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 4.00%, 10/01/49	445	348,159
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	1,415	1,461,736
Metropolitan Nashville Airport Authority, ARB
Series B, AMT, 5.25%, 07/01/35	950	1,021,552
Series B, AMT, 5.50%, 07/01/36	795	858,021
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	3,130	3,348,988
		7,038,456
Texas — 10.5%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	965	914,975
7.88%, 11/01/62	815	818,340
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	1,420	1,426,587
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	425	378,153
City of Houston Texas Airport System Revenue, ARB
Series B, 5.50%, 07/15/36	200	206,299
Series B, AMT, 5.50%, 07/15/37	520	536,418
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	485	484,861
City of Houston Texas, GOL, Series A, 5.25%, 03/01/49	3,085	3,148,556
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	470	494,104
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	1,065	939,167
Clifton Higher Education Finance Corp., Refunding RB, Series A, (PSF), 4.13%, 08/15/49	2,595	2,198,546
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	1,375	1,179,836
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	1,580	1,281,192
Series A, 1st Lien, 4.00%, 08/15/49	2,215	1,903,652
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	890	793,922
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, 0.00%, 11/15/38(c)	4,750	2,242,242
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	2,515	2,122,187
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(f)	10,540	6,077,194
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	180	135,781
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(c)(f)	640	338,547
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	2,340	2,023,516
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	1,550	1,605,202
Security	Par (000)	Value
Texas (continued)
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	$2,110	$ 1,844,757
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,280	1,266,902
Series A, 4.00%, 07/01/53	1,435	1,143,121
Tarrant Regional Water District, RB, 4.25%, 09/01/55	1,405	1,235,125
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	75,384
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 5.00%, 09/01/48	3,650	3,635,619
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,110	2,837,001
Texas State University System, Refunding RB, 4.00%, 03/15/49	4,690	3,981,864
Texas Transportation Commission State Highway 249 System, RB, CAB(c)
0.00%, 08/01/40	500	238,706
0.00%, 08/01/41	2,000	881,678
0.00%, 08/01/42	2,345	949,560
Texas Water Development Board, RB, 4.45%, 10/15/36	675	699,028
University of Houston, Refunding RB, Series A, 5.00%, 02/15/56	2,500	2,505,286
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/48	1,710	1,448,544
		53,991,852
Utah — 1.5%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	305	297,722
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	1,790	1,733,028
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	1,455	1,514,514
Series B, 5.50%, 06/01/50	3,450	3,556,845
Series B, 5.50%, 06/01/55	515	530,901
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	100	96,058
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	135	125,902
		7,854,970
Virginia — 1.5%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	416	404,851
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(g)	997	843,666
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	1,485	1,475,647
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,010	840,821
Virginia Housing Development Authority, RB, M/F Housing
Series A, 4.60%, 09/01/49	2,330	2,147,224
Series G, 5.05%, 11/01/47	1,825	1,815,732
		7,527,941
Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/43(b)	2,165	1,972,321
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
West Virginia — 0.1%
City of Martinsburg West Virginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	$570	$ 518,843
Wisconsin — 2.6%
Public Finance Authority, RB
12/31/65(h)	1,720	1,794,013
Series A, 5.00%, 07/01/55(b)	120	100,867
Series A-1, 4.50%, 01/01/35(b)	190	181,630
AMT, Sustainability Bonds, 4.00%, 09/30/51	5,615	4,308,200
AMT, Sustainability Bonds, 4.00%, 03/31/56	1,835	1,370,840
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	120	105,022
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	3,280	2,581,833
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	720	703,558
Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 03/01/51	2,075	1,953,055
		13,099,018
Total Municipal Bonds — 110.2% (Cost: $583,378,183)		565,438,103
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama(a) — 4.0%
Black Belt Energy Gas District, RB
Series B, 5.25%, 12/01/53	12,500	13,365,488
Series C-1, 5.25%, 02/01/53	6,702	7,031,018
		20,396,506
California — 2.1%
California Community Choice Financing Authority, RB, Series E-1, Sustainability Bonds, 5.00%, 02/01/54(a)	10,000	10,507,159
Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	7,685	7,781,504
District of Columbia — 6.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,361	2,189,798
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	10,360	10,651,340
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/54	11,620	11,898,773
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 5.50%, 07/15/60	9,280	9,707,406
		34,447,317
Florida — 7.0%
City of Melbourne Florida Water & Sewer Revenue, RB, 5.00%, 11/15/50(a)	6,910	6,960,670
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, 5.25%, 10/01/50	6,150	6,124,943
Greater Orlando Aviation Authority, ARB, 5.25%, 10/01/49(a)(j)	8,660	8,690,301
Security	Par (000)	Value
Florida (continued)
Hillsborough County Aviation Authority, ARB
Class B, AMT, 5.50%, 10/01/54(a)	$6,920	$ 7,094,557
Series B, AMT, 5.50%, 10/01/49	6,920	7,092,791
		35,963,262
Michigan — 2.5%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	12,964	12,639,702
Missouri — 1.2%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49(a)	6,920	6,347,102
Nebraska — 1.1%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	5,240	5,464,317
New York — 10.8%
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48(a)(j)	5,540	5,271,370
New York City Transitional Finance Authority, RB
Series C, 5.25%, 05/01/48	9,510	9,774,115
Series H-1, 5.00%, 11/01/50	3,060	3,085,129
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/47(j)	10,370	10,505,613
Series A, 5.00%, 03/15/53(j)	6,971	7,000,594
Series E, 5.00%, 03/15/46(a)	8,820	8,826,092
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	2,820	2,329,041
Port Authority of New York & New Jersey, Refunding ARB, 5.00%, 01/15/47(j)	8,640	8,564,080
		55,356,034
Oregon — 2.3%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	11,628	11,968,273
Pennsylvania — 6.5%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	10,701	11,642,935
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	8,620	8,255,374
Series 147 A, Sustainability Bonds, 4.70%, 10/01/49(j)	6,750	6,366,949
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/47	7,107	7,289,327
		33,554,585
South Carolina — 1.0%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	4,842	5,195,684
Texas — 4.7%
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/49	6,702	6,853,720
Lamar Consolidated Independent School District, GO, 5.50%, 02/15/58	11,760	12,036,198
North Texas Municipal Water District, RB, 5.00%, 06/01/50(a)(j)	5,198	5,229,387
		24,119,305

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utah — 1.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.50%, 07/01/53(j)	$9,063	$ 9,267,910
Washington — 2.3%
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	12,100	11,622,228
Wisconsin(a) — 1.0%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.10%, 11/01/43	2,658	2,353,473
Series A, 4.45%, 05/01/57	3,322	2,941,841
		5,295,314
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.5% (Cost: $295,702,141)		289,926,202
Total Investments — 166.7% (Cost: $879,080,324)		855,364,305
Other Assets Less Liabilities — 2.0%		10,750,726
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.8)%		(178,795,471)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.9)%		(174,100,000)
Net Assets Applicable to Common Shares — 100.0%		$ 513,219,560

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	When-issued security.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2031 to October 1, 2042, is $41,248,364. See
Note 4 of the Notes to Financial Statements for details.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares(a)	$ 3,534,225	$ —	$ (3,534,225)(b)	$ 1,060	$ (1,060)	$ —	—	$ 103,505	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 565,438,103	$ —	$ 565,438,103
Municipal Bonds Transferred to Tender Option Bond Trusts	—	289,926,202	—	289,926,202
	$—	$855,364,305	$—	$855,364,305
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Trust II (BLE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(177,677,849)	$—	$(177,677,849)
VMTP Shares at Liquidation Value	—	(174,100,000)	—	(174,100,000)
	$—	$(351,777,849)	$—	$(351,777,849)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.7%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$2,450	$ 2,599,735
Series A, 5.25%, 05/01/56	2,990	3,043,268
Series F, 5.50%, 11/01/53	1,115	1,170,398
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	9,590	9,693,089
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	4,715	4,733,318
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	2,825	2,973,044
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	4,895	4,967,453
Series A-1, 5.50%, 01/01/53	1,890	2,010,604
Series B, 5.00%, 01/01/54	4,595	4,843,552
Series B, 5.25%, 03/01/55	1,275	1,339,524
Series B-1, 5.00%, 05/01/53	4,510	4,652,612
		42,026,597
Arizona — 2.6%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	575	501,091
Series A, 5.00%, 07/01/49	550	479,336
Series A, 5.00%, 07/01/54	425	359,702
Arizona Industrial Development Authority, Refunding RB(b)
5.50%, 07/01/52	130	114,941
Series G, 5.00%, 07/01/47	435	397,584
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	2,425	2,510,586
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	65	53,829
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	2,120	1,929,540
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(b)	400	400,456
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	300	261,678
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	3,697,691
5.00%, 12/01/37	5,235	5,422,964
		16,129,398
Arkansas — 0.7%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	1,170	1,171,858
City of Benton Arkansas Sales & Use Tax, RB, 4.00%, 06/01/39	505	478,938
City of Springdale Arkansas Sales & Use Tax Revenue, RB, Series B, (BAM), 4.13%, 08/01/47	3,085	2,740,542
		4,391,338
California — 5.4%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	1,025	971,984
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	3,200	2,848,000
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	757,354
Security	Par (000)	Value
California (continued)
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	$1,755	$ 1,646,426
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	830	818,390
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(c)	1,650	1,781,415
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, 0.00%, 08/01/38(d)	8,000	4,530,265
Palomar Community College District, GO
Series B, Convertible, 0.00%, 08/01/39(c)	2,605	3,040,873
Series B, Election 2006, 0.00%, 08/01/30(d)	1,500	1,313,904
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(c)(e)	2,800	3,007,388
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/47	1,515	1,448,136
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,150	2,082,669
San Diego Unified School District, GO
4.00%, 07/01/53	4,125	3,554,285
Class A, 0.00%, 07/01/29(d)(f)	5,315	4,722,657
Series A, 0.00%, 07/01/29(d)(f)	685	608,659
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	922,149
		34,054,554
Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/48	100	100,072
Series D, AMT, 5.75%, 11/15/45	1,160	1,212,858
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB(d)
Series A-2, 0.00%, 08/01/37	1,490	830,108
Series A-2, 0.00%, 08/01/38	915	478,011
Colorado Educational & Cultural Facilities Authority, RB, 5.50%, 07/01/40	2,510	2,511,936
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	480	488,216
5.25%, 11/01/52	1,000	997,281
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 11/15/46	1,610	1,369,603
Series A, 4.00%, 08/01/49	1,950	1,568,016
Series A, 4.00%, 05/15/52	1,500	1,250,756
Series A, 5.00%, 05/15/52	3,000	2,968,501
		13,775,358
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	390	396,037
4.25%, 07/15/53	525	445,389
		841,426
Delaware — 0.2%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	320,295
Series A, 5.00%, 07/01/53	775	716,747
		1,037,042
District of Columbia — 5.0%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	2,865	2,945,568
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	3,745	3,841,381
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
District of Columbia (continued)
District of Columbia, Refunding RB, 5.00%, 10/01/48	$1,650	$ 1,525,431
District of Columbia, TA, 5.13%, 06/01/41	1,195	1,196,175
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/49	1,190	1,198,213
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, 0.00%, 10/01/34(d)	10,170	7,084,589
Series B, 2nd Senior Lien, 0.00%, 10/01/35(d)	13,485	8,862,819
Series B, Subordinate, 4.00%, 10/01/49	2,000	1,667,104
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	2,690	2,404,571
Series A, Sustainability Bonds, 4.00%, 07/15/46	875	751,039
		31,476,890
Florida — 5.4%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	305	247,678
Series A, 5.00%, 06/01/45	480	400,743
Series A, 5.50%, 06/01/57	170	139,123
City of Gainesville Florida Utilities System Revenue, Refunding RB, Series A, 5.00%, 10/01/29(e)	20	22,018
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	1,290	1,275,173
Collier County Industrial Development Authority, RB, Series A, 5.00%, 10/01/54	3,500	3,439,667
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/44	395	389,893
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	585	519,899
County of Miami-Dade Florida Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/44	3,525	3,409,311
Series A, AMT, 5.50%, 10/01/55	1,490	1,509,835
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	3,120	3,070,270
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	1,245	1,233,947
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	260	83,369
Series A-2, 0.00%, 10/01/47	435	124,848
County of Pasco Florida, RB, 5.75%, 09/01/54	500	522,253
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	430	320,287
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/56	75	67,383
AMT, 5.00%, 05/01/29(b)	270	272,051
Florida Development Finance Corp., Refunding RB
AMT, 5.00%, 07/01/44	6,495	6,172,101
AMT, 5.25%, 07/01/47	1,600	1,520,000
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 4.13%, 11/15/51	1,030	886,807
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	570	584,245
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	1,075	1,042,691
Orange County Health Facilities Authority, Refunding RB, Series A, 4.50%, 10/01/56	3,310	2,954,088
Security	Par (000)	Value
Florida (continued)
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	$1,185	$ 978,363
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	220	182,733
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(g)(h)	800	458,158
Trout Creek Community Development District, SAB
4.00%, 05/01/40	630	540,210
4.00%, 05/01/51	1,050	802,560
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	590	554,551
Westside Community Development District, SAB, 4.00%, 05/01/50	815	590,238
		34,314,493
Georgia — 2.7%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/52	1,520	1,497,408
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB, 5.00%, 10/01/48	3,135	3,173,264
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	2,615	2,140,772
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	535	361,125
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,460	1,189,994
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	7,815	8,220,541
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/59	480	447,405
		17,030,509
Hawaii — 1.1%
State of Hawaii Airports System Revenue, ARB
Series B, 5.00%, 07/01/49	4,090	4,168,052
Series A, AMT, 5.50%, 07/01/54	1,745	1,802,761
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	425	425,000
AMT, 5.25%, 08/01/26	460	460,737
		6,856,550
Idaho — 0.4%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	800	735,584
Power County Industrial Development Corp., RB, 6.45%, 08/01/32	2,000	2,004,195
		2,739,779
Illinois — 7.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,760	1,765,171
Series A, 5.00%, 12/01/40	1,410	1,337,887
Series A, 5.00%, 12/01/42	1,480	1,389,143
Series C, 5.25%, 12/01/35	2,655	2,589,070
Series D, 5.00%, 12/01/46	3,480	3,135,019
Series H, 5.00%, 12/01/36	585	550,652
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/27	500	506,900
Series C, 5.00%, 12/01/34	475	475,638
Series G, 5.00%, 12/01/34	315	315,423
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	2,240	2,169,637

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Chicago O’Hare International Airport, ARB, Series B, Senior Lien, 4.50%, 01/01/56	$6,720	$ 6,076,148
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.25%, 01/01/48	1,660	1,663,166
Series A, AMT, Senior Lien, 4.38%, 01/01/53	1,390	1,223,419
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.25%, 01/01/58	885	890,330
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(e)	1,940	1,984,377
4.00%, 02/15/41	5	4,495
Series A, 4.00%, 07/15/47	1,485	1,256,879
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,625	5,589,707
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	2,370	2,258,401
Metropolitan Pier & Exposition Authority, Refunding RB(d)
Series B, 0.00%, 06/15/44	3,765	1,421,337
Series B, 0.00%, 06/15/47	22,775	7,105,724
State of Illinois, GO
5.50%, 05/01/39	795	829,995
Series B, 5.25%, 05/01/41	1,770	1,818,119
Series B, 5.25%, 05/01/48	1,805	1,788,264
Series D, 5.00%, 11/01/28	900	937,741
		49,082,642
Indiana — 1.2%
City of Valparaiso Indiana, Refunding RB, AMT, 4.50%, 01/01/34(b)	385	394,174
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	2,150	2,125,513
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	1,765	1,822,238
Series C, 5.25%, 10/01/47	610	627,657
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 07/01/49	2,475	2,317,332
		7,286,914
Kentucky — 2.1%
Fayette County School District Finance Corp., RB, 5.00%, 06/01/44	860	869,650
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	4,430	4,685,433
Kentucky Public Transportation Infrastructure Authority, RB, CAB(c)
Convertible, 6.45%, 07/01/34	500	583,734
Convertible, 6.60%, 07/01/39	830	953,531
Convertible, 6.75%, 07/01/43	1,770	2,013,546
University of Kentucky, RB, Class A, 5.00%, 04/01/55	4,415	4,365,437
		13,471,331
Louisiana — 2.1%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/53	4,140	3,995,278
AMT, 5.50%, 09/01/59	3,235	3,201,931
Louisiana Stadium & Exposition District, Refunding RB
Series A, 5.00%, 07/01/48	1,915	1,901,228
Security	Par (000)	Value
Louisiana (continued)
Louisiana Stadium & Exposition District, Refunding RB (continued)
Series A, 5.25%, 07/01/53	$3,520	$ 3,549,836
Port New Orleans Board of Commissioners, ARB, Series E, 5.00%, 04/01/44	965	942,925
		13,591,198
Maryland — 0.5%
Maryland Health & Higher Educational Facilities Authority, RB
Series B, 4.00%, 04/15/50	1,645	1,370,081
Series C, 5.00%, 05/15/45	1,695	1,683,592
		3,053,673
Massachusetts — 2.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/52	1,240	1,251,447
Commonwealth of Massachusetts, GO, Series C, 5.00%, 10/01/47	1,195	1,210,977
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	830	724,406
Series A, 5.25%, 01/01/42	1,110	1,096,716
Series A, 5.00%, 01/01/47	4,005	3,727,434
Massachusetts Development Finance Agency, Refunding RB
5.00%, 04/15/40	400	378,808
Series A, 5.00%, 10/01/35	500	500,110
Series P, 5.45%, 05/15/59	2,010	2,080,299
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	3,100	3,084,187
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 5.00%, 07/01/47	1,500	1,454,727
		15,509,111
Michigan — 2.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, 6.25%, 07/01/36	5	5,008
City of Lansing Michigan, Refunding GO, Series B, 4.13%, 06/01/48	1,360	1,169,738
Eastern Michigan University, RB, Series A, 4.00%, 03/01/28(e)	45	46,755
Great Lakes Water Authority Sewage Disposal System Revenue, RB, Series B, 2nd Lien, 5.25%, 07/01/47	1,490	1,529,555
Michigan Finance Authority, RB
4.00%, 02/15/47	4,815	3,994,761
4.00%, 02/15/50	3,140	2,562,534
Sustainability Bonds, 5.50%, 02/28/57	355	356,509
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	710	587,004
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 4.45%, 12/01/49	1,085	991,638
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,795	1,680,517
		12,924,019
Minnesota — 1.7%
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,037,431
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,265,465
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota (continued)
Duluth Economic Development Authority, Refunding RB (continued)
Series A, 5.25%, 02/15/58	$1,605	$ 1,551,906
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, 5.25%, 01/01/49	3,305	3,254,971
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54	1,660	1,654,366
		10,764,139
Mississippi — 1.0%
Mississippi Development Bank, RB, 6.88%, 12/01/40	3,595	3,648,785
Mississippi Home Corp., RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.80%, 12/01/49	2,970	2,881,821
		6,530,606
Missouri — 1.0%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 02/15/49	1,910	1,580,649
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/49	1,755	1,701,018
Class B, AMT, 5.00%, 03/01/55	1,775	1,685,772
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.55%, 11/01/44	1,335	1,298,111
		6,265,550
Nevada — 0.1%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	310	312,159
5.00%, 07/01/45	420	416,758
		728,917
New Hampshire — 1.7%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	1,012	955,330
Series A, 5.50%, 06/01/55	5,130	5,193,295
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	1,525	1,532,489
Series 2025, 5.15%, 09/28/37	2,395	2,341,454
Series 2, Sustainability Bonds, 4.25%, 07/20/41	960	911,159
		10,933,727
New Jersey — 7.8%
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	660	660,234
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(e)	60	64,973
5.00%, 06/15/34	365	386,220
5.00%, 06/15/36	460	478,402
5.00%, 06/15/43	100	99,936
Class A, 5.25%, 11/01/47	4,795	4,882,846
Series B, 4.50%, 06/15/40	1,270	1,217,734
Series EEE, 5.00%, 06/15/48	4,275	4,176,179
AMT, 5.00%, 01/01/31	790	791,538
AMT, 5.13%, 07/01/42	200	199,900
AMT, 5.38%, 01/01/43	3,000	3,000,329
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	2,803	2,877,676
5.75%, 04/01/31	2,675	2,794,282
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series 1-B, AMT, 4.50%, 12/01/45	835	824,036
Series B, AMT, 4.00%, 12/01/41	2,360	2,331,529
Security	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB (continued)
Series C, AMT, Subordinate, 5.00%, 12/01/52	$3,425	$ 3,161,539
New Jersey Transportation Trust Fund Authority, RB
5.00%, 12/15/28(e)	725	784,667
5.00%, 12/15/32(e)	4,075	4,650,068
Series AA, 5.00%, 06/15/45	900	894,132
Series AA, 5.00%, 06/15/46	400	382,688
Series S, 4.13%, 06/15/39	1,040	966,116
Series S, 5.25%, 06/15/43	2,810	2,832,880
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	1,000	656,845
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	2,975	3,064,575
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	2,995	2,914,306
Series A, 5.25%, 06/01/46	4,430	4,436,382
		49,530,012
New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	187,927
New York — 13.5%
City of New York, GO
Series A, 5.00%, 08/01/46	2,265	2,281,457
Series C-1, 5.25%, 09/01/50	5,000	5,097,108
Series G-1, 5.25%, 02/01/53	550	560,766
Empire State Development Corp., RB
Series A, 4.00%, 03/15/45	3,000	2,659,638
Series A, 4.00%, 03/15/49	1,600	1,365,638
Empire State Development Corp., Refunding RB, 4.00%, 03/15/49	1,850	1,589,058
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	2,893,745
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/56	10	9,892
Series A, Sustainability Bonds, (BAM), 4.00%, 11/15/48	2,770	2,327,004
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,950	1,858,707
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	370	358,824
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,040	1,029,328
New York City Housing Development Corp., RB, M/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,565	2,383,961
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	2,165	2,060,244
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	1,010	909,983
Series DD, 4.13%, 06/15/47	1,605	1,412,346
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	5,500	4,654,907
New York City Transitional Finance Authority, RB, Series A-1, 05/01/52(i)	2,255	2,323,381
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,345	1,190,005
Series A, 6.25%, 06/01/41(b)	2,849	2,809,776
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	255	223,451
Series A-2B, 5.00%, 06/01/51	245	208,761
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	3,920	3,763,650

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB (continued)
Class 2, 5.38%, 11/15/40(b)	$1,450	$ 1,430,423
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	4,565	3,098,257
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,685	1,131,918
New York Power Authority, RB, Series A, Sustainability Bonds, 5.13%, 11/15/58	1,305	1,326,679
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	1,160	973,046
New York State Thruway Authority, RB, 4.13%, 03/15/57	2,415	2,075,479
New York Transportation Development Corp., ARB
6.00%, 06/30/60	2,840	2,952,470
AMT, 5.63%, 04/01/40	1,265	1,297,300
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,910	1,936,355
AMT, Sustainability Bonds, 6.00%, 06/30/54	1,935	1,964,562
AMT, Sustainability Bonds, 5.25%, 06/30/60	3,880	3,752,401
AMT, Sustainability Bonds, 5.50%, 06/30/60	7,055	6,830,236
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	3,275	3,165,402
Port Authority of New York & New Jersey, Refunding ARB, AMT, 5.00%, 01/15/52	3,000	2,972,286
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.25%, 05/15/58	6,415	5,545,366
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	515,523
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	290	230,991
		85,170,324
North Carolina — 0.3%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	1,445	1,374,879
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	460	479,408
		1,854,287
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	2,585	2,452,524
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	610	496,115
Series B-2, Class 2, 5.00%, 06/01/55	3,680	2,987,649
Columbus Regional Airport Authority, Refunding ARB, Series A, Class A, AMT, 5.50%, 01/01/55	1,745	1,774,685
County of Franklin Ohio, RB
Series A, 4.00%, 12/01/44	365	317,176
Series A, 5.00%, 12/01/47	290	281,129
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	550	553,802
Security	Par (000)	Value
Ohio (continued)
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 09/01/49	$3,145	$ 2,969,072
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	2,250	1,877,359
		11,256,987
Oklahoma — 0.5%
Creek County Educational Facilities Authority, RB, (BAM), 4.13%, 09/01/48	890	801,891
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,080	1,023,923
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	1,335	1,469,481
		3,295,295
Oregon — 0.1%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	510	259,862
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/47	135	131,396
		391,258
Pennsylvania — 5.6%
Allegheny County Airport Authority, ARB, Series A, AMT, 4.00%, 01/01/56	1,670	1,348,952
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,130	2,078,805
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	1,430	1,138,073
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	605	561,701
Pennsylvania Economic Development Financing Authority, RB
5.50%, 06/30/38	1,335	1,380,246
5.00%, 06/30/42	390	380,980
AMT, 5.50%, 06/30/40	2,000	2,067,422
AMT, 5.75%, 06/30/48	3,150	3,149,379
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,892,881
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.50%, 08/15/55	1,925	2,010,499
Series B2, 5.50%, 11/01/54	2,280	2,321,474
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	5,595	5,358,332
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	1,130	1,109,483
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB
Series A, 4.00%, 12/01/51	9,445	7,955,931
Series B, 4.00%, 12/01/53	1,435	1,190,249
Pennsylvania Turnpike Commission, RB
Series A, Subordinate, 4.00%, 12/01/50	1,075	899,418
Series B, Subordinate, 4.00%, 12/01/51	610	505,271
		35,349,096
Puerto Rico — 5.3%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	3,910	4,165,238
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, GO (continued)
Series A-1, Restructured, 5.75%, 07/01/31	$3,524	$ 3,822,639
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,216	8,237,142
Series A-1, Restructured, 5.00%, 07/01/58	11,123	10,126,481
Series A-2, Restructured, 4.78%, 07/01/58	2,097	1,856,512
Series B-2, Restructured, 4.78%, 07/01/58	412	361,776
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	15,519	4,790,044
		33,359,832
Rhode Island — 0.7%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing
Sustainability Bonds, (GNMA), 4.60%, 10/01/44	2,970	2,783,756
Series A, Sustainability Bonds, (GNMA), 4.45%, 10/01/44	1,550	1,420,256
		4,204,012
South Carolina — 2.0%
Charleston County Airport District, ARB, Series A, AMT, 5.25%, 07/01/54	1,150	1,150,857
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	273,604
4.38%, 11/01/49	470	381,013
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,575	1,670,443
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	845	665,720
Series A, 5.50%, 11/01/48	625	645,457
Series A, 5.50%, 11/01/50	1,340	1,378,623
Series A, 5.50%, 11/01/54	2,285	2,343,199
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	2,015	1,737,316
Series A, 4.25%, 05/01/48	1,385	1,214,971
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	960	957,494
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	205	198,855
		12,617,552
Tennessee — 2.3%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	430	437,219
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	8,775	8,481,441
Metropolitan Government Nashville & Davidson County Health & Educational cilities Board, RB, 5.25%, 05/01/48	555	553,499
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB
4.00%, 10/01/49	230	179,947
Security	Par (000)	Value
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB (continued)
5.25%, 10/01/58	$2,930	$ 2,796,185
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	1,730	1,787,140
		14,235,431
Texas — 11.5%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	1,300	1,105,675
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	1,165	1,104,607
7.88%, 11/01/62	1,005	1,009,119
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	2,500	2,517,659
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	1,750	1,758,118
City of Galveston Texas Wharves & Terminal Revenue, ARB
Series A, AMT, 1st Lien, 5.50%, 08/01/43	100	101,599
Series A, AMT, 1st Lien, 5.50%, 08/01/44	100	101,048
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	275	244,687
City of Houston Texas Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/39	800	821,477
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/40	1,525	1,355,293
Sub-Series A, AMT, 4.00%, 07/01/46	1,390	1,146,671
Sub-Series A, AMT, 4.00%, 07/01/48	3,420	2,783,335
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	6,755	7,012,041
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	3,105	2,517,786
Series A, 1st Lien, 4.00%, 08/15/49	4,355	3,742,847
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	3,165	2,783,185
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	455	379,463
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	990	849,068
Harris County Cultural Education Facilities Finance Corp., Refunding RB
4.00%, 10/01/47	655	551,531
Class A, 4.13%, 07/01/52	200	167,403
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	10,690	4,185,124
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	1,100	928,193
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	14,680	7,797,043
New Braunfels Independent School District, GO, (PSF), 4.00%, 02/01/52	970	821,214
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	455	343,223
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(d)(e)	2,415	1,277,487

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	$2,235	$ 1,932,717
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	1,900	1,967,667
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	1,375	1,379,679
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	1,275	1,104,582
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	6,695	5,333,239
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	285	263,039
Tarrant Regional Water District, RB, 4.25%, 09/01/55	3,395	2,984,520
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	202,348
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/35	270	174,207
0.00%, 08/01/36	145	87,948
0.00%, 08/01/37	195	112,523
0.00%, 08/01/38	200	106,579
0.00%, 08/01/39	1,000	498,068
0.00%, 08/01/43	795	301,064
0.00%, 08/01/44	605	214,197
0.00%, 08/01/45	1,135	374,467
Texas Water Development Board, RB, Series A, 4.38%, 10/15/59	4,780	4,267,408
University of Houston, Refunding RB, Series A, 5.00%, 02/15/56	1,640	1,643,468
Ysleta Independent School District, GO, (PSF), 4.25%, 08/15/56	2,750	2,414,516
		72,767,132
Utah — 2.2%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	375	366,051
City of Salt Lake City Utah Airport Revenue, ARB
Series A, 07/01/55(i)	7,020	7,164,518
Series A, AMT, 5.00%, 07/01/51	1,340	1,308,442
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	1,785	1,858,013
Series B, 5.50%, 06/01/55	635	654,606
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	200	192,117
Utah Charter School Finance Authority, Refunding RB
5.00%, 06/15/40(b)	150	139,891
(UT), 4.00%, 04/15/42	400	347,065
5.00%, 06/15/55(b)	385	317,684
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	1,850	1,756,343
		14,104,730
Vermont — 0.0%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	275	275,060
Virginia — 0.8%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	185	180,042
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(c)	444	375,715
Security	Par (000)	Value
Virginia (continued)
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	$170	$ 146,247
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	1,815	1,803,569
Virginia Housing Development Authority, RB, S/F Housing, Series E-2, 4.40%, 10/01/44	365	331,581
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/52	1,135	1,039,808
AMT, 5.00%, 12/31/56	1,195	1,104,463
		4,981,425
Washington — 1.0%
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	5,645	5,524,793
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/43(b)	900	819,903
		6,344,696
Wisconsin — 0.9%
Public Finance Authority, RB
12/31/65(i)	2,110	2,200,794
Series A, 5.00%, 07/01/55(b)	300	252,169
Series A-1, 4.50%, 01/01/35(b)	200	191,190
Series A, AMT, Senior Lien, 5.75%, 07/01/49	2,655	2,641,536
Public Finance Authority, Refunding RB, 5.00%, 09/01/49(b)	305	266,931
		5,552,620
Total Municipal Bonds — 112.9% (Cost: $723,827,570)		712,745,961
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
Alabama(a) — 6.3%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54(k)	10,407	11,229,806
Series C-1, 5.25%, 02/01/53	14,173	14,869,087
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	12,450	13,593,845
		39,692,738
California — 2.7%
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.25%, 05/15/50	16,742	17,035,106
Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	10,098	10,224,613
District of Columbia — 4.0%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	1,300	1,205,765
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	12,640	12,995,458
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, 5.00%, 10/01/49	11,194	10,752,613
		24,953,836
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida — 3.4%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	$9,060	$ 9,510,652
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 10/01/51	11,945	11,983,983
		21,494,635
Georgia(k) — 3.4%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 4.65%, 12/01/50	11,883	11,336,869
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)	9,240	9,762,733
		21,099,602
Illinois — 1.8%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 5.00%, 12/01/49(k)	11,442	11,149,877
Maryland — 1.8%
Maryland Stadium Authority, RB, 5.00%, 06/01/54	11,400	11,462,506
Massachusetts — 1.2%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 05/01/48	7,712	7,822,091
Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,338	2,019,729
Missouri — 0.9%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	6,360	5,833,464
Nebraska — 2.4%
Nebraska Investment Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.80%, 09/01/54	5,922	5,647,262
Omaha Public Power District, Refunding RB, Series B, 5.25%, 02/01/48	8,980	9,233,454
		14,880,716
New York — 6.3%
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-1, Sustainability Bonds, 5.00%, 11/15/49	10,344	10,404,296
New York City Municipal Water Finance Authority, RB
Series AA, 5.00%, 06/15/51	7,722	7,761,866
Series AA-1, 5.25%, 06/15/52	10,980	11,188,665
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	10,076	10,356,178
		39,711,005
Oklahoma — 1.3%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	8,126	8,425,897
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	5,620	5,784,419
Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	8,295	8,450,362
Security	Par (000)	Value
Rhode Island — 1.5%
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Series 82-A, Sustainability Bonds, (GNMA), 4.60%, 10/01/49	$10,234	$ 9,459,549
South Carolina — 2.1%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)(k)	12,597	13,516,782
Tennessee — 2.0%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)(k)	11,655	12,283,958
Texas — 7.9%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, 5.25%, 07/01/53	6,010	5,957,219
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	4,400	4,567,429
County of Bexar Texas, GOL, 5.00%, 06/15/49	9,840	9,866,520
Crowley Independent School District, GO, (PSF), 5.25%, 02/01/53	5,967	6,106,202
North Texas Municipal Water District, RB, 5.00%, 06/01/50(k)	11,416	11,484,538
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	4,041	3,999,766
Texas Water Development Board, RB, 4.80%, 10/15/52	7,785	7,593,000
		49,574,674
Wisconsin — 0.4%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,188,543
Series A, 4.45%, 05/01/57	1,678	1,485,679
		2,674,222
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.5% (Cost: $341,616,237)		337,549,781
Total Long-Term Investments — 166.4% (Cost: $1,065,443,807)		1,050,295,742

	Shares
Short-Term Securities
	Money Market Funds — 2.4%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(l)(m)	14,828,072	14,829,555
	Total Short-Term Securities — 2.4% (Cost: $14,829,555)	14,829,555
	Total Investments — 168.8% (Cost: $1,080,273,362)	1,065,125,297
	Other Assets Less Liabilities — 0.5%	3,401,210
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.4)%	(223,484,552)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.9)%	(214,000,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 631,041,955

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	When-issued security.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2029 to May 1, 2052, is $55,453,195. See
Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 3,674,238	$ 11,155,317 (a)	$ —	$ —	$ —	$ 14,829,555	14,828,072	$ 280,052	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (2,042,728)	$ —	$ (2,042,728)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 854,782	$ —	$ 854,782
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$8,289,656
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 712,745,961	$ —	$ 712,745,961
Municipal Bonds Transferred to Tender Option Bond Trusts	—	337,549,781	—	337,549,781
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 14,829,555	$ —	$ —	$ 14,829,555
	$14,829,555	$1,050,295,742	$—	$1,065,125,297
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(222,259,423)	$—	$(222,259,423)
VMTP Shares at Liquidation Value	—	(214,000,000)	—	(214,000,000)
	$—	$(436,259,423)	$—	$(436,259,423)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 7.7%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$4,765	$ 5,056,219
Series A, 5.25%, 05/01/56	1,925	1,959,295
Series F, 5.50%, 11/01/53	1,590	1,668,998
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	1,060	1,076,099
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,145	1,143,379
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	5,325	4,820,003
Series B, AMT, 4.75%, 12/01/54	2,140	1,867,944
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	945	994,523
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	1,230	1,248,206
Series A-2, 5.34%, 01/01/53	9,645	9,826,026
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(b)	1,610	1,577,731
		31,238,423
Arizona — 1.3%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,380,656
Series G, 5.00%, 07/01/47	715	653,499
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	895	900,423
City of Mesa Arizona Utility System Revenue, RB, 4.50%, 07/01/49	830	759,673
Industrial Development Authority of the City of Phoenix Arizona, Refunding RB, 5.00%, 07/01/45(b)	700	642,218
		5,336,469
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	810	811,286
California — 4.6%
California Community Choice Financing Authority, RB(a)
Class B, Sustainability Bonds, 5.00%, 03/01/56	1,635	1,731,411
Series B-2, Sustainability Bonds, 2.74%, 02/01/52	3,500	3,308,215
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	715	678,018
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	4,395	3,025,014
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	2,170	1,931,300
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(b)	2,735	2,403,466
Poway Unified School District, Refunding GO, 0.00%, 08/01/46(c)	10,000	3,326,817
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/51	2,880	2,312,774
		18,717,015
Colorado — 1.6%
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	1,025	899,752
Security	Par (000)	Value
Colorado (continued)
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	$3,300	$ 3,302,384
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	395	401,761
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	2,000	1,965,012
		6,568,909
Connecticut — 0.8%
State of Connecticut Special Tax Revenue, RB
Series A, 5.25%, 07/01/42	695	739,494
Series A-2, 5.00%, 07/01/43	2,580	2,688,975
		3,428,469
District of Columbia — 1.1%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	5,195	4,643,772
Florida — 10.7%
Celebration Pointe Community Development District No. 1, SAB(d)(e)
5.00%, 05/01/32	720	597,096
5.00%, 05/01/48	2,160	1,598,400
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	3,370	3,537,627
Collier County Health Facilities Authority, RB, 4.00%, 05/01/52	2,115	1,623,504
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	3,300	2,739,412
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	3,300	3,033,081
Series A, AMT, 5.00%, 10/01/38	1,800	1,807,974
Series A-1, AMT, 4.00%, 10/01/45	7,100	6,283,210
Series B-1, AMT, Subordinate, 4.00%, 10/01/46	3,300	2,727,135
Florida Development Finance Corp., Refunding RB
AMT, 5.00%, 07/01/44	3,560	3,383,014
AMT, 5.25%, 07/01/47	800	760,000
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	100	100,410
5.25%, 05/01/37	470	470,407
5.38%, 05/01/47	770	742,393
6.30%, 05/01/54	405	415,121
Lee County Industrial Development Authority, RB
Series B-2, 4.38%, 11/15/29	1,020	1,030,276
Series B-3, 4.13%, 11/15/29	1,060	1,067,616
Miami-Dade County Expressway Authority, Refunding RB, Series A, 5.00%, 07/01/35	8,900	8,904,184
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	2,000	1,599,966
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/48	605	530,454
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	660,885
		43,612,165
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia — 2.9%
DeKalb County Housing Authority, Refunding RB, 4.13%, 12/01/34	$1,820	$ 1,823,392
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	375	253,125
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	4,130	4,344,317
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 4.62%, 12/01/53(a)	5,565	5,575,319
		11,996,153
Illinois — 10.8%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,785	2,715,842
Series D, 5.00%, 12/01/46	3,570	3,216,097
Series H, 5.00%, 12/01/36	865	814,212
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	865	866,162
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 5.50%, 01/01/53	6,900	6,930,745
Series B, Senior Lien, 4.50%, 01/01/56	4,760	4,303,938
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(f)	1,495	1,529,197
4.00%, 02/15/41	5	4,495
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	985	967,872
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	8,710	8,655,351
Series A, 5.00%, 01/01/45	1,000	1,003,543
Series A, 4.00%, 01/01/46	1,500	1,289,761
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM- TCRS), 0.00%, 12/15/56(c)	8,755	1,610,417
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 0.00%, 06/15/47(c)	8,000	2,495,973
State of Illinois, GO, Series D, 5.00%, 11/01/27	6,965	7,293,928
		43,697,533
Indiana — 0.4%
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	1,160	1,197,618
Series C, 5.25%, 10/01/47	400	411,579
		1,609,197
Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series A, 5.13%, 05/15/59	850	799,079
Kansas — 0.4%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,530	1,455,182
Kentucky — 0.5%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	1,965	2,078,301
Louisiana — 0.5%
Louisiana Public Facilities Authority, RB, AMT, 5.75%, 09/01/64	2,160	2,184,266
Maryland — 2.7%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	540,181
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	4,943,641
Security	Par (000)	Value
Maryland (continued)
Maryland Community Development Administration, Refunding RB, S/F Housing, Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49	$2,155	$ 1,934,088
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	1,500	1,490,360
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	1,420	1,182,684
Maryland Stadium Authority, RB, 5.00%, 06/01/54	1,050	1,055,757
		11,146,711
Massachusetts — 1.6%
Commonwealth of Massachusetts, GOL, Series E, 5.00%, 11/01/49	3,790	3,823,819
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	1,872,322
Series A, 5.00%, 01/01/47	845	786,437
		6,482,578
Michigan — 2.4%
Michigan Finance Authority, RB, 4.00%, 02/15/44	5,000	4,270,531
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	1,200	987,911
4.00%, 11/15/46	2,640	2,204,181
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,775	1,661,793
Ottawa County Building Authority, RB, 4.00%, 05/01/47	500	436,965
		9,561,381
Minnesota — 2.9%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	695	641,427
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, 5.25%, 01/01/49	8,100	7,977,386
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	2,880	3,034,555
		11,653,368
Mississippi — 0.7%
Mississippi Development Bank, Refunding RB, Series A, 4.00%, 03/01/41	3,000	2,673,983
Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 04/01/45	2,625	2,304,276
Series A, 5.25%, 02/01/54	665	618,684
		2,922,960
Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	305	238,439
Nebraska — 0.3%
Nebraska Investment Finance Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 09/01/51	1,450	1,362,800
New Hampshire — 3.1%
National Finance Authority Affordable Housing Certificates, RB, M/F Housing, Series 2024-1, Class A, 4.15%, 10/20/40	4,640	4,363,338
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	678	640,024
Series A, 5.50%, 06/01/55	4,130	4,180,957
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	1,015	1,019,985

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, RB, M/F Housing (continued)
Series 2025, 5.15%, 09/28/37	$1,545	$ 1,510,458
Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,103	1,046,665
		12,761,427
New Jersey — 8.2%
New Jersey Economic Development Authority, ARB, Series A, AMT, 5.63%, 11/15/30	1,530	1,530,073
New Jersey Economic Development Authority, RB
AMT, 5.13%, 01/01/34	1,050	1,050,499
AMT, 5.38%, 01/01/43	10,000	10,001,098
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	2,500	2,109,208
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	470	456,368
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,600	1,580,698
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,615	2,413,847
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.10%, 10/01/50	2,245	2,246,923
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,665	1,652,192
New Jersey Transportation Trust Fund Authority, RB, Series AA, 5.25%, 06/15/41	780	780,026
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	7,260	3,946,848
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	1,960	2,019,014
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	3,000	2,919,171
Sub-Series B, 5.00%, 06/01/46	450	432,155
		33,138,120
New York — 11.8%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	2,060	2,059,526
City of New York, GO
Series D, 4.00%, 04/01/50	2,525	2,090,967
Series G-1, 5.25%, 02/01/53	370	377,243
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	3,579,849
New York City Transitional Finance Authority, RB, Series A-1, 05/01/52(g)	1,460	1,504,273
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	3,500	3,096,668
Series A, 6.25%, 06/01/41(b)	3,045	3,003,077
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	1,145	1,129,541
Series 1, 4.00%, 02/15/43	4,250	3,819,756
Series A, Sustainability Bonds, 3.00%, 11/15/51	415	278,781
New York State Thruway Authority, RB, Sustainability Bonds, 4.13%, 03/15/56	3,325	2,886,902
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	905	928,108
New York Transportation Development Corp., RB
5.38%, 06/30/60	9,950	9,724,412
AMT, 5.00%, 10/01/35	1,975	2,002,252
AMT, 4.00%, 04/30/53	1,175	903,072
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., RB (continued)
AMT, Sustainability Bonds, 5.25%, 06/30/60	$4,080	$ 3,945,824
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	2,770	2,357,146
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,720,015
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	2,351,575
		47,758,987
North Dakota — 0.4%
City of Grand Forks North Dakota, RB
Series A, 5.00%, 12/01/48	640	628,642
Series A, 5.00%, 12/01/53	1,125	1,085,021
		1,713,663
Ohio — 1.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,795	3,081,013
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	525	528,630
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	4,420	3,687,968
		7,297,611
Oklahoma — 2.9%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,625	1,540,625
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	4,070	4,220,027
Series A, 4.00%, 01/01/48	6,000	5,236,695
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	885	974,150
		11,971,497
Pennsylvania — 13.2%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.50%, 01/01/53	1,330	1,344,768
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	4,120	4,020,409
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series C, 5.25%, 09/01/54	5,540	5,642,514
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 4.50%, 09/01/48	2,785	2,628,214
Geisinger Authority, Refunding RB
4.00%, 04/01/50	5,000	4,142,334
Series A-1, 4.00%, 02/15/47	5,670	4,788,502
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,000	928,930
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	4,000	3,183,421
Class B, 5.00%, 05/01/57	5,000	4,789,839
Series B, (BAM-TCRS), 4.00%, 05/01/52	4,585	3,691,529
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	1,095	1,016,633
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	3,952,208
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	2,565	2,505,677
AMT, 5.50%, 06/30/43	985	1,005,152
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.45%, 04/01/51	$6,555	$ 6,695,793
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	2,440	2,427,025
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	710	734,159
		53,497,107
Puerto Rico — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,017,425
Series A-1, Restructured, 5.00%, 07/01/58	10,192	9,278,890
Series A-2, Restructured, 4.78%, 07/01/58	3,133	2,773,702
Series A-2, Restructured, 4.33%, 07/01/40	3,729	3,452,697
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,265	1,625,078
		20,147,792
South Carolina — 1.8%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,235	3,431,038
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	3,810	3,800,052
		7,231,090
Tennessee — 0.8%
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, 5.25%, 07/01/48	2,010	2,065,548
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	1,125	1,162,158
		3,227,706
Texas — 10.7%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	2,415	2,054,005
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	790	749,047
7.88%, 11/01/62	685	687,807
Aubrey Independent School District, GO, (PSF), 4.00%, 02/15/52	1,500	1,261,485
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/34	2,080	2,080,412
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	1,170	1,175,427
City of Houston Texas Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/39	600	616,108
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, 07/01/55(g)	2,615	2,673,559
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,750	1,749,499
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	2,000	1,716,126
County of Harris Texas, GOL, 4.00%, 09/15/49	3,480	2,944,110
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	1,600	1,339,552
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	2,795	2,421,696
Security	Par (000)	Value
Texas (continued)
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	$850	$ 708,887
EP Royal Estates PFC, RB, M/F Housing, 4.25%, 10/01/39	665	624,931
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	1,245	1,289,340
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	3,070	3,038,586
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	3,250	3,109,935
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	5,740	6,116,754
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	1,315	1,321,570
Ysleta Independent School District, GO, (PSF), 4.25%, 08/15/56	6,420	5,636,798
		43,315,634
Utah — 1.0%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	270	263,557
County of Utah, RB, Series B, 4.00%, 05/15/47	2,650	2,226,699
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	1,175	1,223,062
Series B, 5.50%, 06/01/55	415	427,813
		4,141,131
Virginia — 2.3%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	724	704,596
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/59(h)	1,739	1,471,550
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,290	2,738,913
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/52	2,420	2,217,036
AMT, 5.00%, 12/31/56	2,555	2,361,424
		9,493,519
Washington — 1.7%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 2.52%, 01/01/40(a)	1,325	1,316,512
Washington Health Care Facilities Authority, Refunding RB
4.00%, 09/01/50	2,000	1,603,829
Series A, 5.00%, 08/01/44	1,750	1,694,574
Washington State Housing Finance Commission, RB, M/F Housing, Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50(a)	1,772	1,629,733
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	425	411,598
Series A, 5.00%, 07/01/48	400	378,690
		7,034,936
Wisconsin — 1.8%
Public Finance Authority, RB
12/31/65(g)	1,360	1,418,522
Series A, 5.00%, 06/01/36(b)	200	181,274
Series A, 5.00%, 06/01/51(b)	680	505,796
Series A, 5.00%, 06/01/61(b)	870	609,769
Series A, AMT, Senior Lien, 5.75%, 07/01/49	2,650	2,636,561

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, Refunding RB
5.25%, 11/15/55	$925	$ 898,023
Series B, AMT, 5.00%, 07/01/42	1,000	953,114
		7,203,059
Wyoming — 0.5%
University of Wyoming, RB, Series C, 4.00%, 06/01/51	1,690	1,443,710
Wyoming Community Development Authority, Refunding RB, S/F Housing, Series 1, 4.40%, 12/01/43	500	468,679
		1,912,389
Total Municipal Bonds — 122.1% (Cost: $513,138,328)		496,064,107
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
District of Columbia — 5.0%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, 5.00%, 10/01/50	12,097	11,930,046
Series A, 5.50%, 10/01/55	8,340	8,593,830
		20,523,876
Florida — 2.5%
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.25%, 10/01/49	9,830	10,164,471
Massachusetts — 5.7%
Commonwealth of Massachusetts, GO, Series 2024, 5.00%, 12/01/51	16,200	16,378,673
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 04/01/55	6,620	6,679,113
		23,057,786
Missouri — 2.0%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53(j)	10,000	8,022,671
New York — 12.9%
New York City Municipal Water Finance Authority, RB, Series AA, 5.00%, 06/15/51(j)	6,135	6,166,942
New York City Transitional Finance Authority, RB, Series H-1, 5.00%, 11/01/50	6,060	6,109,766
New York Power Authority, RB, Series A, Sustainability Bonds, 5.13%, 11/15/63	6,627	6,718,482
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, 5.13%, 06/30/60	10,000	9,363,221
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	10,572	8,996,096
Series A, 4.50%, 05/15/63	16,736	14,995,304
		52,349,811
Security	Par (000)	Value
Oregon — 2.8%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 30A, AMT, Sustainability Bonds, 5.25%, 07/01/45	$10,560	$ 10,754,033
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, 4.95%, 07/01/30	600	600,194
		11,354,227
Pennsylvania — 4.5%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.38%, 10/01/46	8,052	8,177,339
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	10,005	10,192,390
		18,369,729
South Carolina — 5.3%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	19,995	21,454,917
Texas — 5.5%
Harris County Health Facilities Development Corp., Refunding RB, Series B, 5.75%, 07/01/27(k)	8,925	9,455,416
North Fort Bend Water Authority, Refunding RB, Series A, 4.00%, 12/15/58	15,945	12,711,628
		22,167,044
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.2% (Cost: $194,074,665)		187,464,532
Total Long-Term Investments — 168.3% (Cost: $707,212,993)		683,528,639

	Shares
Short-Term Securities
	Money Market Funds — 1.9%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(l)(m)	7,828,303	7,829,086
	Total Short-Term Securities — 1.9% (Cost: $7,829,086)	7,829,086
	Total Investments — 170.2% (Cost: $715,042,079)	691,357,725
	Other Assets Less Liabilities — 0.1%	295,395
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.5)%	(131,863,325)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.8)%	(153,600,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 406,189,795

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	When-issued security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See
Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between December 15, 2032 to June 1, 2046, is $9,963,489.
See Note 4 of the Notes to Financial Statements for details.

(k)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 500,584	$ 7,328,502 (a)	$ —	$ —	$ —	$ 7,829,086	7,828,303	$ 267,872	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (417,130)	$ —	$ (417,130)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$11,852,051
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 496,064,107	$ —	$ 496,064,107
Municipal Bonds Transferred to Tender Option Bond Trusts	—	187,464,532	—	187,464,532
Short-Term Securities
Money Market Funds	7,829,086	—	—	7,829,086
	$7,829,086	$683,528,639	$—	$691,357,725

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund, Inc. (MVF)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(131,314,199)	$—	$(131,314,199)
VMTP Shares at Liquidation Value	—	(153,600,000)	—	(153,600,000)
	$—	$(284,914,199)	$—	$(284,914,199)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 2.5%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 05/01/56	$1,090	$ 1,109,419
Series F, 5.50%, 11/01/53	405	425,122
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	2,035	2,042,906
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	610	609,136
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	770	781,397
Series A-1, 5.50%, 01/01/53	685	728,711
		5,696,691
Arizona — 1.0%
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	760	786,823
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	90	74,532
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,685	1,533,620
		2,394,975
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	435	435,691
California — 6.0%
California Community Choice Financing Authority, RB, Class B, Sustainability Bonds, 5.00%, 03/01/56(a)	910	963,660
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	920	979,946
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	1,135	1,010,150
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,191,570
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	1,495	1,402,511
Central Valley Energy Authority, RB, 5.00%, 12/01/55(a)	475	504,997
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	1,345	1,210,002
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	1,155	1,138,844
Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	1,035	1,056,129
Pleasanton Unified School District, GO, 4.25%, 08/01/50	2,370	2,166,071
Sacramento Metropolitan Fire District, GO, Series A, 4.00%, 08/01/55	1,485	1,274,879
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/42(c)	2,000	917,644
		13,816,403
Colorado — 0.4%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.75%, 11/15/45	425	444,366
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	175	177,996
5.25%, 11/01/52	360	359,021
		981,383
Security	Par (000)	Value
Delaware — 0.6%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	$1,500	$ 1,348,225
District of Columbia — 8.2%
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	1,190	1,220,626
District of Columbia, Refunding RB, 5.00%, 10/01/48	2,300	2,126,358
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, 5.50%, 10/01/55	1,120	1,154,088
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, 0.00%, 10/01/33(c)	6,590	4,843,805
Series B, 2nd Senior Lien, 0.00%, 10/01/34(c)	4,830	3,364,657
Series B, 2nd Senior Lien, 0.00%, 10/01/35(c)	6,515	4,281,888
Series B, Subordinate, 4.00%, 10/01/49	1,790	1,492,058
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, Sustainability Bonds, 4.13%, 07/15/47	575	497,289
		18,980,769
Florida — 4.9%
Celebration Pointe Community Development District No. 1, SAB(d)(e)
5.00%, 05/01/32	380	315,134
5.00%, 05/01/48	1,120	828,800
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/48	1,280	1,348,426
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/44	545	537,953
County of Broward Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	210	186,630
County of Pasco Florida, RB
5.00%, 09/01/48	3,805	3,806,967
5.75%, 09/01/54	425	443,915
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	105	94,336
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	205	208,540
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	212	217,811
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	1,495	1,450,069
Orange County Health Facilities Authority, Refunding RB, Series A, 5.25%, 10/01/56	1,925	1,927,371
		11,365,952
Georgia — 2.4%
County of DeKalb Georgia Water & Sewerage Revenue, Refunding RB, 5.00%, 10/01/48	1,145	1,158,976
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	530	431,984
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,500	1,554,476
Series A, 5.00%, 06/01/53(a)	2,185	2,298,385
		5,443,821
Idaho — 0.7%
Idaho Housing & Finance Association, RB, Series A, 5.25%, 08/15/48	1,550	1,599,526
Illinois — 7.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	540	506,850
Series C, 5.25%, 12/01/35	1,465	1,428,621

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Chicago Board of Education, GO (continued)
Series D, 5.00%, 12/01/46	$1,915	$ 1,725,148
Series H, 5.00%, 12/01/36	450	423,579
Chicago Board of Education, Refunding GO, Series G, 5.00%, 12/01/34	450	450,604
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.00%, 01/01/47	2,500	2,500,718
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, 5.25%, 11/01/48	1,655	1,678,738
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(f)	2,930	2,997,022
4.00%, 02/15/41	10	8,989
Illinois Housing Development Authority, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 04/01/54	760	828,236
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	2,500	2,149,601
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	870	829,033
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 0.00%, 06/15/44(c)	5,175	1,953,630
State of Illinois, GO, Series B, 5.25%, 05/01/43	500	506,519
		17,987,288
Indiana — 0.4%
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	640	660,755
Series C, 5.25%, 10/01/47	220	226,368
		887,123
Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, 4.00%, 09/01/52	260	218,773
Kentucky — 1.3%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Convertible, 6.75%, 07/01/43(g)	1,200	1,365,116
University of Kentucky, RB, Class A, 5.00%, 04/01/55	1,610	1,591,926
		2,957,042
Louisiana — 1.4%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	1,200	1,158,052
Louisiana Public Facilities Authority, Refunding RB, Series A, Class A, 4.00%, 12/15/27(f)	60	62,148
Parish of East Baton Rouge Capital Improvements District, RB, 5.00%, 08/01/46	610	617,598
Port New Orleans Board of Commissioners, ARB, Series E, 5.00%, 04/01/44	1,345	1,314,232
		3,152,030
Maryland — 0.4%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	595	495,561
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.25%, 07/01/50	500	491,487
		987,048
Massachusetts — 2.3%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 5.00%, 06/01/52	1,335	1,347,324
Commonwealth of Massachusetts, GO, Series C, 5.00%, 10/01/47	1,285	1,302,181
Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	$1,150	$ 1,070,299
Massachusetts Development Finance Agency, Refunding RB, 4.13%, 10/01/42(b)	470	407,986
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,110	1,104,338
		5,232,128
Michigan — 1.9%
Great Lakes Water Authority Sewage Disposal System Revenue, RB, Series B, 2nd Lien, 5.25%, 07/01/47	545	559,468
Michigan Finance Authority, RB
4.00%, 02/15/47	395	327,711
4.00%, 02/15/50	2,235	1,823,970
4.00%, 02/15/44	810	691,826
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,070	1,001,757
		4,404,732
Minnesota — 1.4%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,995	1,714,369
Series A, 5.25%, 02/15/58	1,480	1,431,041
		3,145,410
Missouri — 3.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 4.00%, 02/15/49	2,630	2,176,495
Series C, 5.00%, 11/15/42	2,570	2,523,853
Kansas City Industrial Development Authority, ARB
Class B, AMT, 5.00%, 03/01/49	640	620,314
Class B, AMT, 5.00%, 03/01/55	640	607,828
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 4.70%, 11/01/54	1,310	1,210,341
		7,138,831
Nevada — 0.6%
Las Vegas Valley Water District, GOL, Series A, 5.25%, 06/01/55	1,405	1,450,916
New Hampshire — 1.4%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	369	348,248
Series A, 5.50%, 06/01/55	1,435	1,452,705
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	555	557,726
Series 2025, 5.15%, 09/28/37	875	855,437
		3,214,116
New Jersey — 10.1%
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	1,740	1,771,877
Series EEE, 5.00%, 06/15/48	5,845	5,709,887
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,339,884
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series 1-B, AMT, 4.50%, 12/01/45	305	300,995
Series B, AMT, 4.00%, 12/01/41	860	849,625
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,149,231
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB
5.00%, 12/15/28(f)	$430	$ 465,389
Series BB, 5.00%, 06/15/46	1,485	1,491,094
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.25%, 06/15/40	3,225	3,062,423
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	1,085	1,117,669
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	255	248,130
Sub-Series B, 5.00%, 06/01/46	4,975	4,777,709
		23,283,913
New York — 19.7%
City of New York, GO, Series G-1, 5.25%, 02/01/53	200	203,915
Empire State Development Corp., RB, Series A, 4.00%, 03/15/49	545	465,170
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,582,075
Metropolitan Transportation Authority, Refunding RB
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	1,585	1,510,795
Series C-1, Sustainability Bonds, 5.00%, 11/15/50	515	499,444
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	760	752,202
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, (HUD SECT 8), 4.80%, 02/01/53	5,000	4,717,869
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	475	488,841
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 4.13%, 06/15/46	370	333,360
Series DD, 4.13%, 06/15/47	6,310	5,552,587
New York City Transitional Finance Authority, RB
Series A-1, 05/01/52(h)	820	844,866
Series H-1, 5.00%, 11/01/50	1,370	1,381,251
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,825	1,614,691
Series A, 6.25%, 06/01/41(b)	1,670	1,647,008
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	315	217,100
Class 1, 5.00%, 11/15/44(b)	2,260	2,169,859
Class 2, 5.38%, 11/15/40(b)	850	838,524
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	2,370	1,608,515
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,080	948,427
Series A, 4.00%, 03/15/47	3,855	3,343,533
Series A, 5.00%, 03/15/55	760	763,358
New York Transportation Development Corp., ARB
6.00%, 06/30/60	1,035	1,075,988
AMT, 5.63%, 04/01/40	470	482,001
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,050	1,064,488
AMT, Sustainability Bonds, 5.25%, 06/30/60	1,950	1,885,872
AMT, Sustainability Bonds, 5.50%, 06/30/60	1,120	1,084,318
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.25%, 12/31/54	1,525	1,498,787
Security	Par (000)	Value
New York (continued)
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	$3,055	$ 2,608,220
Series A, 5.25%, 05/15/52	400	404,674
Triborough Bridge & Tunnel Authority, RB, Series A, 11/15/57(h)	3,530	3,640,782
		45,228,520
North Dakota — 0.7%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	1,770	1,679,291
Ohio — 1.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/48	830	675,042
Series B-2, Class 2, 5.00%, 06/01/55	1,855	1,506,003
County of Franklin Ohio, RB, Series A, 5.00%, 12/01/47	400	387,763
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	530	533,664
		3,102,472
Oklahoma — 0.2%
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	485	533,856
Pennsylvania — 3.5%
Allegheny County Airport Authority, ARB
Series A, AMT, 5.50%, 01/01/48	235	239,579
Series A, AMT, 4.00%, 01/01/56	605	488,693
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series C, 5.25%, 09/01/54	2,295	2,337,467
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	510	405,886
5.00%, 09/01/48	345	327,214
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 06/30/42	850	830,341
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,028,416
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series B-1, 5.00%, 11/01/51	480	472,454
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	1,065	883,355
Philadelphia Gas Works Co., Refunding RB, Series A, 5.25%, 08/01/49	1,080	1,103,937
		8,117,342
Puerto Rico — 5.9%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,435	1,528,338
Series A-1, Restructured, 5.75%, 07/01/31	1,295	1,404,832
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,835	1,640,099
Series A-1, Restructured, 5.00%, 07/01/58	5,562	5,063,696

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$2,941	$ 2,603,720
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,251	1,312,100
		13,552,785
South Carolina — 3.9%
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.50%, 11/01/48	1,420	1,466,478
Series A, 5.50%, 11/01/49	1,865	1,923,775
Series A, 5.50%, 11/01/50	145	149,179
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	1,820	1,569,189
5.00%, 11/15/47	1,350	1,237,070
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	650	513,955
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	2,110	2,104,491
		8,964,137
Tennessee — 1.0%
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	630	650,808
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,640	1,754,742
		2,405,550
Texas — 11.5%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	435	412,450
7.88%, 11/01/62	370	371,516
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	640	642,969
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	190	169,057
City of Houston Texas Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/38	310	319,404
City of Houston Texas Airport System Revenue, Refunding ARB
Series A, 07/01/55(h)	1,470	1,502,918
Series A, AMT, 1st Lien, Subordinate, 5.25%, 07/01/48	1,745	1,750,703
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	635	634,818
City of Houston Texas, GOL, Series A, 5.25%, 03/01/49	1,375	1,403,327
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/42	210	220,770
City of Hutto Texas, GOL, (BAM), 4.13%, 08/01/49	470	414,468
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB
Series A, 5.50%, 02/01/50	2,465	2,558,798
Series E, 5.25%, 02/01/49	4,500	4,608,949
Clifton Higher Education Finance Corp., Refunding RB, Series A, (PSF), 4.13%, 08/15/49	1,155	978,544
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	390	347,898
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	589,442
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/50	1,345	1,361,521
Security	Par (000)	Value
Texas (continued)
Longview Independent School District, GO, (PSF), 4.00%, 02/15/49	$1,120	$ 945,069
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	700	724,930
Sulphur Springs Independent School District, GO, (PSF), 4.13%, 02/15/49	2,500	2,163,071
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	620	493,892
Tarrant Regional Water District, RB, 4.25%, 09/01/55	625	549,433
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series C, (GNMA), 5.00%, 09/01/48	1,620	1,613,617
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,140	1,039,930
Waller Consolidated Independent School District, GO, Series A, (PSF), 4.00%, 02/15/48	750	635,326
		26,452,820
Utah — 1.2%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	135	131,779
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	650	676,587
Series B, 5.50%, 06/01/50	1,550	1,598,003
Series B, 5.50%, 06/01/55	230	237,101
		2,643,470
Virginia — 0.7%
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	665	660,812
Virginia Housing Development Authority, RB, M/F Housing, Series A, 4.60%, 09/01/49	1,035	953,810
		1,614,622
Wisconsin — 0.9%
Public Finance Authority, RB, 12/31/65(h)	770	803,134
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	320	312,692
Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 03/01/51	925	870,639
		1,986,465
Total Municipal Bonds — 109.7% (Cost: $258,677,732)		252,404,116
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Alabama(a) — 9.3%
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54	10,000	10,918,752
Southeast Energy Authority A Cooperative District, RB, Series A, 5.25%, 01/01/54	10,000	10,504,049
		21,422,801
District of Columbia — 4.3%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.00%, 06/01/50	4,560	4,614,909
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/54	5,180	5,304,272
		9,919,181
Florida — 9.6%
City of Melbourne Florida Water & Sewer Revenue, RB, 5.00%, 11/15/50	3,090	3,112,658
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, 5.25%, 10/01/50	$2,735	$ 2,724,406
Greater Orlando Aviation Authority, ARB, 5.25%, 10/01/49(j)	3,840	3,853,436
Hillsborough County Aviation Authority, ARB
Class B, AMT, 5.50%, 10/01/54	3,080	3,157,693
Series B, AMT, 5.50%, 10/01/49	3,080	3,156,907
Tampa Bay Water, RB, Series A, 5.25%, 10/01/54(j)	5,793	5,978,524
		21,983,624
Michigan — 1.1%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	2,551	2,486,979
Missouri — 1.2%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	3,080	2,825,011
New York — 9.7%
New York City Housing Development Corp., RB, M/F Housing, Series E-1, Sustainability Bonds, 4.70%, 11/01/48(j)	2,460	2,340,717
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	4,240	4,357,755
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/47(j)	4,630	4,690,548
Series A, 5.00%, 03/15/53(j)	3,118	3,131,449
Series E, 5.00%, 03/15/46	3,940	3,942,721
Port Authority of New York & New Jersey, Refunding ARB, 5.00%, 01/15/47(j)	3,860	3,826,082
		22,289,272
Oregon — 3.2%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	7,232	7,443,494
Pennsylvania — 6.5%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 143A, Sustainability Bonds, 6.25%, 10/01/53	4,754	5,171,736
Series 145A, Sustainability Bonds, 4.75%, 10/01/49	3,830	3,667,991
Series 147 A, Sustainability Bonds, 4.70%, 10/01/49(j)	3,000	2,829,755
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/47	3,178	3,260,205
		14,929,687
South Carolina — 3.0%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	6,463	6,934,735
Texas — 4.7%
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/49	2,968	3,035,876
Lamar Consolidated Independent School District, GO, 5.50%, 02/15/58	5,240	5,363,068
North Texas Municipal Water District, RB, 5.00%, 06/01/50(j)	2,319	2,332,902
		10,731,846
Security	Par (000)	Value
Utah — 1.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.50%, 07/01/53(j)	$4,062	$ 4,153,169
Washington — 2.2%
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	5,390	5,177,174
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.6% (Cost: $131,858,111)		130,296,973
Total Long-Term Investments — 166.3% (Cost: $390,535,843)		382,701,089

	Shares
Short-Term Securities
	Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(k)(l)	5,712,681	5,713,253
	Total Short-Term Securities — 2.5% (Cost: $5,712,860)	5,713,253
	Total Investments — 168.8% (Cost: $396,248,703)	388,414,342
	Liabilities in Excess of Other Assets — (0.8)%	(1,791,457)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.2)%	(78,786,707)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.8)%	(77,700,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 230,136,178

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	When-issued security.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2031 to October 1, 2042, is $22,896,962. See
Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniVest Fund II, Inc. (MVT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 6,544,928	$ —	$ (831,676)(a)	$ 224	$ (223)	$ 5,713,253	5,712,681	$ 166,096	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 252,404,116	$ —	$ 252,404,116
Municipal Bonds Transferred to Tender Option Bond Trusts	—	130,296,973	—	130,296,973
Short-Term Securities
Money Market Funds	5,713,253	—	—	5,713,253
	$5,713,253	$382,701,089	$—	$388,414,342
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(78,314,086)	$—	$(78,314,086)
VMTP Shares at Liquidation Value	—	(77,700,000)	—	(77,700,000)
	$—	$(156,014,086)	$—	$(156,014,086)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.2%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$835	$ 886,032
Series A, 5.25%, 05/01/56	1,085	1,104,330
Series F, 5.50%, 11/01/53	810	850,244
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	1,740	1,746,760
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	1,815	1,981,753
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	1,060	1,115,549
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	840	852,433
Series A-1, 5.50%, 01/01/53	740	787,221
Series B, 5.25%, 03/01/55	480	504,292
Series B-1, 5.00%, 05/01/53	2,055	2,119,982
		11,948,596
Arizona — 3.0%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/54	545	441,543
Series A, 5.00%, 07/01/49	545	474,978
Series A, 5.00%, 07/01/54	420	355,470
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 5.00%, 07/01/44	1,745	1,717,284
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	910	942,117
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/39(b)	500	478,460
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	1,025	894,067
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(b)	290	255,176
Series A, 5.00%, 09/01/37	575	585,203
Sierra Vista Industrial Development Authority, RB, 5.75%, 06/15/53(b)	745	711,433
		6,855,731
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	420	420,667
California — 5.7%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	370	350,862
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	1,165	1,036,850
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	100	98,436
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 0.00%, 08/01/43(c)	5,000	4,651,354
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	765	765,085
Sacramento Metropolitan Fire District, GO, Series A, 4.00%, 08/01/55	1,480	1,270,586
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(d)	1,400	836,485
Security	Par (000)	Value
California (continued)
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(d)	$1,110	$ 942,673
Yosemite Community College District, GO(d)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,302,913
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,709,213
		12,964,457
Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 11/15/47	240	231,785
Series A, AMT, 5.00%, 12/01/48	695	695,502
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	792,898
		1,720,185
Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	145	147,245
4.25%, 07/15/53	190	161,188
		308,433
District of Columbia — 1.0%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.25%, 06/01/50	1,045	1,074,387
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.50%, 10/01/54	455	465,916
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	729,358
		2,269,661
Florida — 9.2%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/55	535	434,451
Series A, 5.00%, 06/01/55	480	373,256
Series A, 5.50%, 06/01/57	170	139,122
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,340	2,313,105
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,210	2,269,724
County of Miami-Dade Florida Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/44	425	411,052
Series A, AMT, 5.50%, 10/01/55	540	547,189
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,550	1,316,103
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/41	360	353,641
Series A, AMT, 5.25%, 10/01/52	645	639,274
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	480	153,912
Series A-2, 0.00%, 10/01/47	775	222,431
County of Pasco Florida, RB, 5.75%, 09/01/54	180	188,011
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	480	483,646

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., Refunding RB
AMT, 5.00%, 07/01/44	$2,440	$ 2,318,699
AMT, 5.25%, 07/01/47	600	570,000
Greater Orlando Aviation Authority, ARB
5.25%, 10/01/51	815	817,660
Sub-Series A, AMT, 5.00%, 10/01/47	2,520	2,422,181
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 4.13%, 11/15/51	400	344,391
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	210	215,248
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	206,272
4.00%, 05/01/50	395	312,722
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	1,805	1,750,752
Orange County Health Facilities Authority, Refunding RB, Series A, 4.50%, 10/01/56	1,205	1,075,431
Seminole Improvement District, RB, 5.30%, 10/01/37	150	146,345
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	393,108
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	515	522,247
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	215	202,082
		21,142,055
Georgia — 3.4%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	200	135,000
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	875	713,181
Georgia Housing & Finance Authority, RB, S/F Housing, Series C, 5.13%, 12/01/50	3,360	3,378,503
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series C, 4.60%, 12/01/54	570	533,184
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	620	652,173
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	345	348,794
Series A, 5.00%, 01/01/49	1,190	1,139,933
Series A, 5.00%, 01/01/59	880	820,242
		7,721,010
Hawaii — 1.3%
State of Hawaii Airports System Revenue, ARB
Series B, 5.00%, 07/01/49	1,490	1,518,434
Series A, AMT, 5.00%, 07/01/43	905	883,937
Series A, AMT, 5.50%, 07/01/54	630	650,854
		3,053,225
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 01/01/49	300	275,844
Illinois — 10.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,265	1,268,716
Series A, 5.00%, 12/01/40	1,195	1,133,883
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	135	136,776
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	1,980	1,917,804
Security	Par (000)	Value
Illinois (continued)
Chicago O’Hare International Airport, ARB, Series B, Senior Lien, 4.50%, 01/01/56	$2,450	$ 2,215,262
Chicago O’Hare International Airport, Refunding ARB
Series A, 5.00%, 01/01/53	415	391,896
Series A, AMT, Senior Lien, 5.00%, 01/01/48	940	915,304
Series A, AMT, Senior Lien, 5.25%, 01/01/48	600	601,144
Series A, AMT, Senior Lien, 4.38%, 01/01/53	830	730,531
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	705	679,994
Illinois Finance Authority, Refunding RB
4.13%, 08/15/37	665	665,083
Series A, 5.00%, 11/15/45	1,110	1,063,070
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	730	725,420
Series A, 4.00%, 01/01/46	930	799,652
Metropolitan Pier & Exposition Authority, RB
5.00%, 06/15/57	670	638,451
Series A, (NPFGC), 0.00%, 12/15/36(d)	10,000	5,987,930
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 0.00%, 06/15/44(d)	2,980	1,124,989
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,234,085
State of Illinois, GO
Series B, 5.25%, 05/01/41	635	652,263
Series C, 5.00%, 12/01/47	850	820,997
		24,703,250
Indiana — 0.7%
Indiana Finance Authority, RB, Series A, 5.00%, 10/01/53	780	771,116
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	640	660,755
Series C, 5.25%, 10/01/47	220	226,368
		1,658,239
Kentucky — 1.5%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	131,188
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	200	173,487
Series A, 5.25%, 06/01/49	775	777,508
Fayette County School District Finance Corp., RB, 5.00%, 06/01/44	545	551,115
Kentucky Public Energy Authority, Refunding RB, Series A-1, 5.25%, 04/01/54(a)	1,745	1,866,893
		3,500,191
Louisiana — 3.4%
Louisiana Public Facilities Authority, RB
5.25%, 10/01/53	1,525	1,471,691
AMT, 5.50%, 09/01/59	1,195	1,182,784
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/42	2,400	2,336,856
Louisiana Stadium & Exposition District, Refunding RB
Series A, 5.00%, 07/01/48	480	476,548
Series A, 5.25%, 07/01/53	1,280	1,290,850
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	1,010	955,750
		7,714,479
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maine — 0.4%
Maine State Housing Authority, RB, S/F Housing, Series C, Sustainability Bonds, (HUD SECT 8), 4.75%, 11/15/49	$885	$ 827,007
Maryland — 0.4%
Maryland Economic Development Corp., RB
5.00%, 07/01/56	145	137,056
Class B, AMT, Sustainability Bonds, 5.25%, 06/30/55	800	739,805
		876,861
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,726,439
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	815	781,084
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	335	299,868
		2,807,391
Michigan — 3.1%
City of Lansing Michigan, Refunding GO, Series B, 4.13%, 06/01/48	880	756,889
Michigan Finance Authority, RB
4.00%, 02/15/50	1,885	1,538,337
Series A, 4.00%, 11/15/50	2,550	2,090,754
Sustainability Bonds, 5.50%, 02/28/57	135	135,574
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47	535	453,917
Michigan State Housing Development Authority, RB, S/F Housing, Series D, Sustainability Bonds, 4.45%, 12/01/49	400	365,581
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,980	1,853,718
		7,194,770
Minnesota — 1.0%
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, 5.25%, 01/01/49	1,215	1,196,608
Minnesota Agricultural & Economic Development Board, RB, 5.25%, 01/01/54	605	602,947
Minnesota Higher Education Facilities Authority, RB, Series A, Sustainability Bonds, 5.00%, 10/01/47	445	440,859
		2,240,414
Missouri — 0.5%
Kansas City Industrial Development Authority, ARB, Series B, AMT, 5.00%, 03/01/39	670	673,415
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 5.00%, 11/01/55	390	386,837
		1,060,252
Nebraska — 0.5%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	1,150	1,169,939
New Hampshire — 1.7%
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	369	348,248
Series A, 5.50%, 06/01/55	1,875	1,898,134
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	555	557,726
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, RB, M/F Housing (continued)
Series 2025, 5.15%, 09/28/37	$870	$ 850,549
Series 2, Sustainability Bonds, 4.25%, 07/20/41	359	341,101
		3,995,758
New Jersey — 5.9%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	180	184,993
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	890	895,494
New Jersey Economic Development Authority, RB
AMT, 5.13%, 01/01/34	610	610,290
AMT, 5.38%, 01/01/43	790	790,087
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	646,980
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	610	602,641
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.10%, 10/01/50	1,265	1,266,084
New Jersey Transportation Trust Fund Authority, RB
5.00%, 12/15/32(e)	1,490	1,700,270
Series A, 0.00%, 12/15/29(d)	225	197,006
Series AA, 5.00%, 06/15/45	725	727,046
Series BB, 4.00%, 06/15/50	1,400	1,196,094
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	1,085	1,117,669
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,220	1,239,423
Series A, 5.00%, 06/01/46	860	836,829
Series A, 5.25%, 06/01/46	1,610	1,612,320
		13,623,226
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	180	169,135
New York — 11.1%
City of New York, GO, Series G-1, 5.25%, 02/01/53	200	203,915
Metropolitan Transportation Authority, RB, Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,115	924,973
New York City Housing Development Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	935	869,007
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/43	2,105	2,156,133
New York City Transitional Finance Authority, RB, Series A-1, 05/01/52(f)	815	839,714
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	775	744,089
Series A, Sustainability Bonds, (BAM-TCRS), 3.00%, 11/15/51	2,045	1,387,938
Series A, Sustainability Bonds, 3.00%, 11/15/51	600	403,057
New York Power Authority, Refunding RB, Series A, Sustainability Bonds, 4.00%, 11/15/55	230	192,932
New York Transportation Development Corp., ARB
6.00%, 06/30/60	1,030	1,070,790
AMT, 5.00%, 12/01/36	450	465,124
AMT, 5.63%, 04/01/40	470	482,001

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$1,050	$ 1,064,488
AMT, Sustainability Bonds, 5.25%, 06/30/60	1,800	1,740,805
AMT, Sustainability Bonds, 5.50%, 06/30/60	3,035	2,938,308
New York Transportation Development Corp., Refunding RB, Series A, AMT, Sustainability Bonds, 5.50%, 12/31/60	1,200	1,159,842
Port Authority of New York & New Jersey, ARB, AMT, 5.00%, 11/01/49	1,535	1,500,180
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.25%, 05/15/58	3,150	2,722,978
Series A, 4.50%, 05/15/63	1,000	895,956
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/49	1,900	1,912,048
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 05/15/47	1,705	1,715,853
		25,390,131
North Carolina — 0.3%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 54-A, (FHLMC, FNMA, GNMA), 4.70%, 07/01/50	525	499,523
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	165	171,962
		671,485
North Dakota — 0.4%
North Dakota Housing Finance Agency, RB, S/F Housing, Series C, Sustainability Bonds, 4.75%, 07/01/49	970	920,290
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,180	1,769,857
Columbus-Franklin County Finance Authority, RB, M/F Housing, (FNMA), 4.82%, 11/01/43	720	722,253
Ohio Housing Finance Agency, RB, S/F Housing, Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 09/01/49	1,170	1,104,552
		3,596,662
Oklahoma — 0.2%
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	490	539,360
Oregon — 0.6%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	875	445,842
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/47	930	905,176
		1,351,018
Pennsylvania — 6.1%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	2,030	1,955,311
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	158,861
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	4,450	4,347,081
AMT, 5.50%, 06/30/41	900	929,764
AMT, 5.75%, 06/30/48	780	779,846
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	$500	$ 421,973
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	2,095	2,006,382
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	410	402,556
Pennsylvania Turnpike Commission, RB
Series C, 5.25%, 12/01/54	425	434,657
Series A, Subordinate, 5.00%, 12/01/44	1,300	1,305,250
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.25%, 12/01/45	1,070	1,071,331
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	265	274,017
		14,087,029
Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,601	5,899,885
Series A-1, Restructured, 5.00%, 07/01/58	2,483	2,260,546
Series A-2, Restructured, 4.78%, 07/01/58	276	244,348
Series A-2, Restructured, 4.33%, 07/01/40	738	683,317
Series B-1, Restructured, 4.75%, 07/01/53	309	271,649
Series B-2, Restructured, 4.78%, 07/01/58	411	360,898
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	2,946	909,303
		10,629,946
South Carolina — 2.7%
Charleston County Airport District, ARB, Series A, AMT, 5.25%, 07/01/54	410	410,306
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	273,604
4.38%, 11/01/49	465	376,959
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,650	1,749,988
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	855	673,599
7.50%, 08/15/62(b)	405	363,433
Series A, 5.50%, 11/01/50	530	545,276
Series A, 5.50%, 11/01/54	990	1,015,215
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	550	436,881
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	350	349,086
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	95	92,152
		6,286,499
Tennessee — 1.7%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/59	160	162,686
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	1,000	966,546
Metropolitan Government Nashville & Davidson County Health & Educational cilities Board, RB, 5.25%, 05/01/48	200	199,459
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 5.25%, 10/01/58	$835	$ 796,865
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	630	650,808
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,040	1,112,763
		3,889,127
Texas — 15.0%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	485	412,502
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	420	398,227
7.88%, 11/01/62	370	371,516
City of Austin Texas Airport System Revenue, ARB, AMT, 5.25%, 11/15/47	905	911,393
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	650	653,015
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	500	420,255
City of Galveston Texas Wharves & Terminal Revenue, ARB
Series A, AMT, 1st Lien, 5.50%, 08/01/43	105	106,679
Series A, AMT, 1st Lien, 5.50%, 08/01/44	105	106,100
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.25%, 03/01/48	100	88,977
City of Houston Texas Airport System Revenue, ARB
Series B, 5.50%, 07/15/36	100	103,149
Series A, AMT, 6.63%, 07/15/38	405	405,142
Series B, AMT, 5.50%, 07/15/37	260	268,209
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	227,381
Sub-Series A, AMT, 4.00%, 07/01/46	830	684,703
Sub-Series A, AMT, 4.00%, 07/01/48	2,055	1,672,443
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	1,005	862,353
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	1,520	1,232,539
Series A, 1st Lien, 4.00%, 08/15/49	2,135	1,834,897
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	410	360,539
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	665	670,287
Dickinson Independent School District, GO, (PSF), 4.13%, 02/15/48	350	303,034
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	170	141,778
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	370	317,329
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class A, 4.13%, 07/01/52	75	62,776
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	1,850	1,126,598
New Braunfels Independent School District, GO, (PSF), 4.00%, 02/01/52	360	304,781
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	450	339,452
Security	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, RB, Series C, Convertible, 6.75%, 09/01/31(c)(e)	$10,000	$ 11,911,420
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	970	838,808
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	690	714,574
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/53	500	501,701
Spring Branch Independent School District, GO, (PSF), 4.00%, 02/01/48	465	402,848
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 07/01/53	525	418,215
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	105	96,909
Tarrant Regional Water District, RB, 4.25%, 09/01/55	260	228,564
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	206,315
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,500	1,598,455
Texas State University System, Refunding RB, 4.00%, 03/15/49	1,170	993,344
Texas Water Development Board, RB, Series A, 4.38%, 10/15/59	1,760	1,571,263
University of Houston, Refunding RB, Series A, 5.00%, 02/15/56	595	596,258
		34,464,728
Utah — 3.4%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	140	136,659
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	800	774,537
Series A, AMT, 5.00%, 07/01/47	3,485	3,361,706
Series A, AMT, 5.00%, 07/01/51	1,450	1,415,852
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	650	676,587
Series B, 5.50%, 06/01/55	230	237,101
Utah Charter School Finance Authority, RB, 5.00%, 06/15/39(b)	185	177,708
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	335	312,424
Utah Housing Corp., RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.70%, 01/01/50	675	640,828
		7,733,402
Virginia — 0.7%
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	65	55,918
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	670	665,780
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	803,359
		1,525,057
Wisconsin — 1.1%
Public Finance Authority, RB
12/31/65(f)	770	803,133
Class A, 5.00%, 06/15/51(b)	555	413,556

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 07/01/40(b)	$300	$ 285,003
Series A, AMT, Senior Lien, 5.75%, 07/01/49	965	960,106
		2,461,798
Total Municipal Bonds — 110.6% (Cost: $255,607,459)		253,767,308
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Alabama(a) — 5.3%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54(h)	3,794	4,093,863
Series C-1, 5.25%, 02/01/53	7,721	8,100,315
		12,194,178
California — 1.5%
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, Sustainability Bonds, 5.25%, 05/15/50	3,286	3,343,666
Colorado — 1.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,676	3,722,185
District of Columbia — 0.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	920	853,311
Florida — 9.5%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	3,345	3,511,383
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, Sustainability Bonds, 5.25%, 10/01/57	2,150	2,208,103
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	4,675,952
Greater Orlando Aviation Authority, ARB, AMT, 5.25%, 10/01/51	5,637	5,655,722
Hillsborough County Industrial Development Authority, Refunding RB, Series C, 5.25%, 11/15/49	3,619	3,681,425
Miami-Dade County Expressway Authority, Refunding RB, Series A, 5.00%, 07/01/35	2,100	2,100,987
		21,833,572
Georgia(h) — 3.2%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 4.65%, 12/01/50	4,336	4,136,812
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)	2,970	3,138,021
		7,274,833
Illinois — 6.4%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 5.00%, 12/01/49(h)	4,154	4,047,858
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, 5.25%, 01/01/58	4,902	4,931,859
Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	$1,951	$ 1,877,955
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	3,540	3,777,001
		14,634,673
Missouri — 0.9%
Missouri Housing Development Commission, RB, S/F Housing, Series E, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	2,325	2,132,516
Nebraska — 2.4%
Nebraska Investment Finance Authority, RB, S/F Housing, Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.80%, 09/01/54	2,189	2,087,342
Omaha Public Power District, Refunding RB, Series B, 5.25%, 02/01/48	3,260	3,352,011
		5,439,353
New York — 9.3%
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, Series B-1, Sustainability Bonds, 5.00%, 11/15/49	3,793	3,814,909
New York City Municipal Water Finance Authority, RB
Series AA, 5.00%, 06/15/51	2,834	2,848,529
Series AA-1, 5.25%, 06/15/52	4,020	4,096,397
New York City Transitional Finance Authority, RB, Series C, 5.25%, 05/01/48	3,673	3,775,690
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,810	1,601,277
Port Authority of New York & New Jersey, Refunding ARB, 5.25%, 10/15/57	1,910	1,914,160
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,990	1,992,799
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	1,500	1,290,639
		21,334,400
Oklahoma — 1.3%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	2,999	3,109,187
Oregon — 0.9%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 29, AMT, Sustainability Bonds, 5.50%, 07/01/48	2,020	2,079,097
Pennsylvania — 1.3%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	3,030	3,086,751
South Carolina — 2.1%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)(h)	4,589	4,923,971
Tennessee — 2.0%
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)(h)	4,395	4,632,174
Texas — 6.5%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, 5.25%, 07/01/53	1,330	1,318,320
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.50%, 02/01/50	$1,610	$ 1,671,264
Crowley Independent School District, GO, (PSF), 5.25%, 02/01/53	2,159	2,209,279
North Texas Municipal Water District, RB, 5.00%, 06/01/50(h)	4,158	4,183,135
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	2,541	2,514,704
Texas Water Development Board, RB, Series A, 4.38%, 10/15/59	3,267	2,916,950
		14,813,652
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.6% (Cost: $125,764,450)		125,407,519
Total Long-Term Investments — 165.2% (Cost: $381,371,909)		379,174,827

	Shares
Short-Term Securities
	Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(i)(j)	4,961,035	4,961,531
	Total Short-Term Securities — 2.2% (Cost: $4,961,511)	4,961,531
	Total Investments — 167.4% (Cost: $386,333,420)	384,136,358
	Other Assets Less Liabilities — 1.2%	2,610,048
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.3)%	(78,694,708)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (34.3)%	(78,600,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 229,451,698

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2029 to May 1, 2052, is $20,026,602. See
Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 604,235	$ 4,357,259 (a)	$ —	$ 66	$ (29)	$ 4,961,531	4,961,035	$ 88,875	$ —

(a)	Represents net amount purchased (sold).

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (715,850)	$ —	$ (715,850)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 300,967	$ —	$ 300,967
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$2,943,026
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 253,767,308	$ —	$ 253,767,308
Municipal Bonds Transferred to Tender Option Bond Trusts	—	125,407,519	—	125,407,519
Short-Term Securities
Money Market Funds	4,961,531	—	—	4,961,531
	$4,961,531	$379,174,827	$—	$384,136,358
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(78,228,425)	$—	$(78,228,425)
VMTP Shares at Liquidation Value	—	(78,600,000)	—	(78,600,000)
	$—	$(156,828,425)	$—	$(156,828,425)
See notes to financial statements.
Schedule of Investments

Statements of Assets and Liabilities
July 31, 2025

	BKN	BFK	BLE	MHD
ASSETS
Investments, at value — unaffiliated(a)	$ 335,173,149	$ 770,048,740	$ 855,364,305	$ 1,050,295,742
Investments, at value — affiliated(b)	1,849,347	7,786,970	—	14,829,555
Cash	—	141,016	8,559,699	—
Receivables:
Investments sold	632,550	153,981	7,406,641	4,861,866
TOB Trust	—	7,499,000	—	—
Dividends — affiliated	5,611	12,104	2,318	34,239
Interest — unaffiliated	3,277,737	8,110,750	10,121,801	11,169,525
Deferred offering costs	7,469	—	1,000	—
Prepaid expenses	—	—	—	2,070
Total assets	340,945,863	793,752,561	881,455,764	1,081,192,997
ACCRUED LIABILITIES
Bank overdraft	1,743	—	—	5,375
Payables:
Investments purchased	1,425,244	19,185,748	10,249,656	11,629,496
TOB Trust	—	—	4,031,737	—
Accounting services fees	30,405	42,022	34,500	69,003
Administration fees	42,947	—	—	—
Custodian fees	1,926	3,690	21,939	5,271
Income dividend distributions — Common Shares	45,284	80,581	92,800	141,316
Interest expense and fees	381,418	793,888	1,117,622	1,225,129
Investment advisory fees	99,936	392,060	404,305	494,959
Directors’ and Officer’s fees	37,404	143,617	91,799	55,398
Other accrued expenses	46,805	45,822	30,399	5,467
Professional fees	17,929	49,413	37,021	23,481
Reorganization costs	254,988	418,908	324,118	214,069
Transfer agent fees	12,362	18,983	22,459	22,655
Total accrued liabilities	2,398,391	21,174,732	16,458,355	13,891,619
OTHER LIABILITIES
TOB Trust Certificates	70,782,408	162,544,985	177,677,849	222,259,423
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	67,800,000	154,100,000	174,100,000	214,000,000
Total other liabilities	138,582,408	316,644,985	351,777,849	436,259,423
Total liabilities	140,980,799	337,819,717	368,236,204	450,151,042
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 199,965,064	$ 455,932,844	$ 513,219,560	$ 631,041,955
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 233,456,362	$ 568,195,579	$ 640,024,782	$ 780,490,760
Accumulated loss	(33,491,298)	(112,262,735)	(126,805,222)	(149,448,805)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 199,965,064	$ 455,932,844	$ 513,219,560	$ 631,041,955
Net asset value per Common Share	$ 11.62	$ 10.40	$ 10.75	$ 12.10
(a) Investments, at cost—unaffiliated	$334,243,174	$776,076,746	$879,080,324	$1,065,443,807
(b) Investments, at cost—affiliated	$1,849,347	$7,786,930	$—	$14,829,555
(c) Preferred Shares outstanding	678	1,541	1,741	2,140
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited	8,478
(e) Par value per Preferred Share	$0.10	$0.001	$0.001	$0.10
(f) Common Shares outstanding	17,205,846	43,854,836	47,727,056	52,141,616
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited	199,991,522
(h) Par value per Common Share	$0.01	$0.001	$0.001	$0.10
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities  (continued)
July 31, 2025

	MVF	MVT	MQT
ASSETS
Investments, at value — unaffiliated(a)	$ 683,528,639	$ 382,701,089	$ 379,174,827
Investments, at value — affiliated(b)	7,829,086	5,713,253	4,961,531
Receivables:
Investments sold	5,888,530	4,454,520	726,415
Dividends — affiliated	19,121	11,939	9,575
Interest — unaffiliated	6,506,388	4,476,325	4,123,460
Total assets	703,771,764	397,357,126	388,995,808
ACCRUED LIABILITIES
Bank overdraft	4,921	—	1,939
Payables:
Investments purchased	11,323,390	7,592,060	1,625,208
TOB Trust	—	2,662,369	—
Accounting services fees	55,183	33,307	33,600
Custodian fees	4,008	2,120	2,340
Income dividend distributions — Common Shares	123,738	61,064	66,412
Interest expense and fees	549,126	472,621	466,283
Investment advisory fees	291,848	164,787	162,722
Directors’ and Officer’s fees	85,048	1,616	1,579
Other accrued expenses	26,493	48,981	49,204
Professional fees	24,562	28,587	21,660
Reorganization costs	167,558	126,924	272,861
Transfer agent fees	11,895	12,426	11,877
Total accrued liabilities	12,667,770	11,206,862	2,715,685
OTHER LIABILITIES
TOB Trust Certificates	131,314,199	78,314,086	78,228,425
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	153,600,000	77,700,000	78,600,000
Total other liabilities	284,914,199	156,014,086	156,828,425
Total liabilities	297,581,969	167,220,948	159,544,110
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 406,189,795	$ 230,136,178	$ 229,451,698
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 510,321,725	$ 278,525,921	$ 269,498,202
Accumulated loss	(104,131,930)	(48,389,743)	(40,046,504)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 406,189,795	$ 230,136,178	$ 229,451,698
Net asset value per Common Share	$ 7.08	$ 11.03	$ 10.36
(a) Investments, at cost—unaffiliated	$707,212,993	$390,535,843	$381,371,909
(b) Investments, at cost—affiliated	$7,829,086	$5,712,860	$4,961,511
(c) Preferred Shares outstanding	1,536	777	786
(d) Preferred Shares authorized	10,000,000	8,400	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	57,335,699	20,861,423	22,154,712
(g) Common Shares authorized	150,000,000	199,991,600	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10
See notes to financial statements.
Financial Statements

Statements of Operations
Year Ended July 31, 2025

	BKN	BFK	BLE	MHD
INVESTMENT INCOME
Dividends — affiliated	$90,204	$152,998	$103,505	$280,052
Interest — unaffiliated	15,923,458	36,228,434	39,352,840	49,292,832
Total investment income	16,013,662	36,381,432	39,456,345	49,572,884
EXPENSES
Investment advisory	1,191,954	4,660,788	4,760,973	5,895,961
Administration	510,837	—	—	—
Reorganization	291,294	437,981	461,078	234,564
Offering	89,677	205,929	119,733	—
Professional	72,763	117,036	103,736	98,378
Accounting services	60,581	82,383	67,655	137,449
Transfer agent	39,581	51,466	53,700	82,966
Directors and Officer	17,579	43,278	42,709	42,315
Registration	8,275	15,334	16,708	18,244
Custodian	3,305	4,983	7,390	8,386
Printing and postage	1,753	2,763	1,488	4,361
Miscellaneous	90,760	94,700	101,935	108,340
Total expenses excluding interest expense, fees and amortization of offering costs	2,378,359	5,716,641	5,737,105	6,630,964
Interest expense, fees and amortization of offering costs(a)	4,769,585	11,051,814	11,764,923	14,887,059
Total expenses	7,147,944	16,768,455	17,502,028	21,518,023
Less: Fees waived and/or reimbursed by the Manager	(152,319)	(398,140)	(577,272)	(538,635)
Total expenses after fees waived and/or reimbursed	6,995,625	16,370,315	16,924,756	20,979,388
Net investment income	9,018,037	20,011,117	22,531,589	28,593,496
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,960,140)	(6,814,996)	(13,448,304)	(16,465,216)
Investments — affiliated	—	14	1,060	—
Futures contracts	(647,223)	(1,020,899)	—	(2,042,728)
	(6,607,363)	(7,835,881)	(13,447,244)	(18,507,944)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(15,768,632)	(31,111,235)	(44,898,984)	(53,040,746)
Investments — affiliated	—	—	(1,060)	—
Futures contracts	275,791	—	—	854,782
	(15,492,841)	(31,111,235)	(44,900,044)	(52,185,964)
Net realized and unrealized loss	(22,100,204)	(38,947,116)	(58,347,288)	(70,693,908)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(13,082,167)	$(18,935,999)	$(35,815,699)	$(42,100,412)
(a) Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Operations  (continued)
Year Ended July 31, 2025

	MVF	MVT	MQT
INVESTMENT INCOME
Dividends — affiliated	$267,872	$166,096	$88,875
Interest — unaffiliated	33,335,043	17,328,256	18,272,291
Total investment income	33,602,915	17,494,352	18,361,166
EXPENSES
Investment advisory	3,647,998	1,930,459	1,960,436
Transfer agent	238,310	38,348	50,588
Reorganization	167,558	126,924	304,630
Professional	160,373	85,358	77,048
Accounting services	108,529	66,169	66,686
Directors and Officer	36,731	16,269	16,190
Printing and postage	31,619	275	2,036
Registration	21,828	8,577	8,576
Custodian	6,585	3,321	2,705
Miscellaneous	103,884	91,812	92,576
Total expenses excluding interest expense, fees and amortization of offering costs	4,523,415	2,367,512	2,581,471
Interest expense, fees and amortization of offering costs(a)	10,174,477	5,237,689	5,521,729
Total expenses	14,697,892	7,605,201	8,103,200
Less: Fees waived and/or reimbursed by the Manager	(351,440)	(195,778)	(181,931)
Total expenses after fees waived and/or reimbursed	14,346,452	7,409,423	7,921,269
Net investment income	19,256,463	10,084,929	10,439,897
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,144,278)	(5,527,878)	(5,047,720)
Investments — affiliated	—	224	66
Futures contracts	(417,130)	—	(715,850)
	(13,561,408)	(5,527,654)	(5,763,504)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(38,176,061)	(19,687,171)	(20,148,603)
Investments — affiliated	—	(223)	(29)
Futures contracts	—	—	300,967
	(38,176,061)	(19,687,394)	(19,847,665)
Net realized and unrealized loss	(51,737,469)	(25,215,048)	(25,611,169)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(32,481,006)	$(15,130,119)	$(15,171,272)
(a) Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BKN		BFK
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$9,018,037	$8,116,551	$20,011,117	$18,480,854
Net realized loss	(6,607,363)	(8,899,443)	(7,835,881)	(25,989,260)
Net change in unrealized appreciation (depreciation)	(15,492,841)	8,273,745	(31,111,235)	18,900,959
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(13,082,167)	7,490,853	(18,935,999)	11,392,553
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,306,711)	(9,084,718)	(18,584,968)	(20,681,243)
Return of capital	(3,462,088)	(1,505,489)	(7,727,933)	(2,262,773)
Decrease in net assets resulting from distributions to Common Shareholders	(11,768,799)	(10,590,207)	(26,312,901)	(22,944,016)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(2,461,995)	—	(5,545,723)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(24,850,966)	(5,561,349)	(45,248,900)	(17,097,186)
Beginning of year	224,816,030	230,377,379	501,181,744	518,278,930
End of year	$199,965,064	$224,816,030	$455,932,844	$501,181,744

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BLE		MHD
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$22,531,589	$20,659,971	$28,593,496	$25,198,040
Net realized loss	(13,447,244)	(15,779,617)	(18,507,944)	(34,712,565)
Net change in unrealized appreciation (depreciation)	(44,900,044)	22,980,801	(52,185,964)	36,417,576
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(35,815,699)	27,861,155	(42,100,412)	26,903,051
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(20,475,257)	(23,089,183)	(25,675,872)	(27,833,684)
Return of capital	(10,260,967)	(3,329,207)	(10,823,259)	(1,547,916)
Decrease in net assets resulting from distributions to Common Shareholders	(30,736,224)	(26,418,390)	(36,499,131)	(29,381,600)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(5,278,307)	—	(6,897,831)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(66,551,923)	(3,835,542)	(78,599,543)	(9,376,380)
Beginning of year	579,771,483	583,607,025	709,641,498	719,017,878
End of year	$513,219,560	$579,771,483	$631,041,955	$709,641,498

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MVF		MVT
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$19,256,463	$18,005,476	$10,084,929	$9,051,620
Net realized loss	(13,561,408)	(10,820,541)	(5,527,654)	(6,081,632)
Net change in unrealized appreciation (depreciation)	(38,176,061)	22,060,212	(19,687,394)	8,377,767
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(32,481,006)	29,245,147	(15,130,119)	11,347,755
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(17,520,818)	(19,606,435)	(9,220,610)	(10,081,657)
Return of capital	(7,685,392)	(983,499)	(4,151,562)	(999,007)
Decrease in net assets resulting from distributions to Common Shareholders	(25,206,210)	(20,589,934)	(13,372,172)	(11,080,664)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(3,869,138)	—	(2,399,715)
Repurchase of shares resulting from tender offers	(46,670,135)	—	—	—
Net decrease in net assets derived from capital share transactions	(46,670,135)	(3,869,138)	—	(2,399,715)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(104,357,351)	4,786,075	(28,502,291)	(2,132,624)
Beginning of year	510,547,146	505,761,071	258,638,469	260,771,093
End of year	$406,189,795	$510,547,146	$230,136,178	$258,638,469

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MQT
	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$10,439,897	$9,485,254
Net realized loss	(5,763,504)	(9,150,435)
Net change in unrealized appreciation (depreciation)	(19,847,665)	9,519,378
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(15,171,272)	9,854,197
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,523,316)	(10,500,574)
Return of capital	(3,946,749)	(1,309,812)
Decrease in net assets resulting from distributions to Common Shareholders	(13,470,065)	(11,810,386)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(2,265,141)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(28,641,337)	(4,221,330)
Beginning of year	258,093,035	262,314,365
End of year	$229,451,698	$258,093,035

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
Year Ended July 31, 2025

	BKN	BFK	BLE	MHD
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(13,082,167)	$(18,935,999)	$(35,815,699)	$(42,100,412)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	139,179,035	427,054,641	344,798,078	470,018,816
Purchases of long-term investments	(171,284,443)	(461,308,300)	(425,721,949)	(565,943,404)
Net proceeds from sales (purchases) of short-term securities	1,613,583	(5,044,392)	3,534,225	(11,155,317)
Amortization of premium and accretion of discount on investments and other fees	(1,662,827)	218,238	245,445	(1,050,520)
Net realized loss on investments	5,960,140	6,814,982	13,447,244	16,465,216
Net unrealized depreciation on investments	15,768,632	31,111,235	44,900,044	53,040,746
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(38)	(1,814)	13,000	(25,082)
Interest — unaffiliated	(367,018)	(465,331)	(1,128,739)	(1,208,990)
Prepaid expenses	37,109	38,874	34,086	59,450
Deferred offering costs.	81,208	204,929	118,733	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	14,551	19,504	16,002	33,104
Administration fees	1,473	—	—	—
Custodian fees	892	1,715	19,636	2,540
Interest expense and fees	89,644	(96,836)	312,331	321,697
Investment advisory fees	59,840	160,090	171,629	214,390
Directors’ and Officer’s fees	3,050	(3,236)	7,554	9,260
Other accrued expenses	33,659	29,395	15,082	(7,185)
Professional fees	(20,487)	7,601	(1,259)	(22,843)
Reorganization costs	254,988	418,908	324,118	214,069
Transfer agent fees	(1,183)	(5,850)	(7,049)	(8,230)
Variation margin on futures contracts	(64,861)	—	—	(203,260)
Net cash used for operating activities	(23,385,220)	(19,781,646)	(54,717,488)	(81,345,955)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(12,704,248)	(28,425,062)	(33,125,231)	(39,095,250)
Repayments of TOB Trust Certificates	(26,007,399)	(43,029,991)	(50,332,436)	(73,400,295)
Proceeds from TOB Trust Certificates	61,896,979	91,385,992	141,020,831	193,177,539
Decrease in bank overdraft	(4,112)	(8,277)	—	(8,039)
Net cash provided by financing activities	23,181,220	19,922,662	57,563,164	80,673,955
CASH
Net increase (decrease) in restricted and unrestricted cash	(204,000)	141,016	2,845,676	(672,000)
Restricted and unrestricted cash at beginning of year	204,000	—	5,714,023	672,000
Restricted and unrestricted cash at end of year	$—	$141,016	$8,559,699	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,679,941	$11,148,650	$11,452,592	$14,565,362
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$141,016	$8,559,699	$—
	$—	$141,016	$8,559,699	$—
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended July 31, 2025

	MVF	MVT	MQT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(32,481,006)	$(15,130,119)	$(15,171,272)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	396,488,059	161,372,127	164,605,585
Purchases of long-term investments	(402,213,006)	(200,347,165)	(189,352,023)
Net proceeds from sales (purchases) of short-term securities	3,671,498	831,676	(4,357,259)
Amortization of premium and accretion of discount on investments and other fees	139,447	91,371	(221,106)
Net realized loss on investments	13,144,278	5,527,654	5,047,654
Net unrealized depreciation on investments	38,176,061	19,687,394	20,148,632
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	4,570	2,562	(6,094)
Interest — unaffiliated	635,994	(581,676)	(309,287)
Prepaid expenses	41,713	35,519	35,523
Increase (Decrease) in Liabilities
Payables
Accounting services fees	26,751	16,111	15,898
Custodian fees	2,141	1,030	1,107
Interest expense and fees	(100,642)	159,495	52,309
Investment advisory fees	108,382	71,589	67,148
Directors’ and Officer’s fees	(8,764)	(254)	(292)
Other accrued expenses	15,264	33,747	35,732
Professional fees	(10,068)	(15,124)	(20,486)
Reorganization costs	167,558	126,924	272,861
Transfer agent fees	(18,445)	(2,525)	(2,958)
Variation margin on futures contracts	—	—	(70,989)
Net cash provided by (used for) operating activities	17,789,785	(28,119,664)	(19,229,317)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(26,985,862)	(14,364,610)	(14,489,234)
Repayments of TOB Trust Certificates	(71,423,439)	(22,215,331)	(24,789,247)
Net payments on Common Shares redeemed	(46,670,135)	—	—
Proceeds from TOB Trust Certificates	127,294,550	64,705,892	58,276,860
Decrease in bank overdraft	(4,899)	(6,287)	(4,062)
Net cash provided by (used for) for financing activities	(17,789,785)	28,119,664	18,994,317
CASH
Net decrease in restricted and unrestricted cash	—	—	(235,000)
Restricted and unrestricted cash at beginning of year	—	—	235,000
Restricted and unrestricted cash at end of year	$—	$—	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$10,275,119	$5,078,194	$5,469,420
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BKN
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$13.07	$13.21	$13.86	$13.79	$16.71	$14.89
Net investment income(a)	0.52	0.47	0.52	0.16	0.74	0.81
Net realized and unrealized gain (loss)	(1.29)	(0.00)(b)	(0.59)	0.11	(2.84)	1.80
Net increase (decrease) from investment operations	(0.77)	0.47	(0.07)	0.27	(2.10)	2.61
Distributions to Common Shareholders(c)
From net investment income	(0.48)	(0.52)	(0.50)	(0.20)	(0.82)	(0.79)
Return of capital	(0.20)	(0.09)	(0.08)	—	—	—
Total distributions to Common Shareholders	(0.68)	(0.61)	(0.58)	(0.20)	(0.82)	(0.79)
Net asset value, end of period	$11.62	$13.07	$13.21	$13.86	$13.79	$16.71
Market price, end of period	$10.63	$12.19	$11.75	$14.61	$15.14	$19.20
Total Return Applicable to Common Shareholders(d)
Based on net asset value	(5.72)%	4.28%	(0.06)%	1.98%(e)	(13.23)%	17.68%
Based on market price	(7.53)%	9.34%	(15.67)%	(2.09)%(e)	(17.09)%	36.51%
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.32%(g)	3.31%(h)	3.40%	2.33%(i)(j)	1.52%	1.53%
Total expenses after fees waived and/or reimbursed	3.25%(g)	3.25%(h)	3.40%	2.32%(i)(j)	1.52%	1.53%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(k)	0.86%	0.82%	0.93%	0.99%(i)(j)	0.92%	0.93%
Net investment income to Common Shareholders	4.19%	3.68%	3.96%	4.80%(j)	4.56%	4.93%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$199,965	$224,816	$230,377	$243,842	$237,646	$287,404
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$67,800	$67,800	$125,900	$125,900	$125,900	$125,900
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$244,294 (l)	$318,920 (l)	$273,583 (l)	$243,263 (l)	$288,757 (m)	$328,280 (m)
TOB Trust Certificates, end of period (000)	$70,782	$34,893	$6,819	$44,306	$47,151	$54,214
Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$4,783	$9,386	$53,248	$9,345	N/A	N/A
Portfolio turnover rate	41%	42%	31%	9%	17%	10%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.14% and 3.07%, respectively.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.29% and 3.23%, respectively.
(i)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(j)	Annualized.
(k)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BFK
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$11.43	$11.66	$12.18	$12.15	$14.74	$12.91
Net investment income(a)	0.46	0.42	0.40	0.13	0.61	0.69
Net realized and unrealized gain (loss)	(0.89)	(0.13)	(0.49)	0.05	(2.50)	1.83
Net increase (decrease) from investment operations	(0.43)	0.29	(0.09)	0.18	(1.89)	2.52
Distributions to Common Shareholders(b)
From net investment income	(0.42)	(0.47)	(0.36)	(0.14)	(0.70)	(0.69)
Return of capital	(0.18)	(0.05)	(0.07)	(0.01)	—	—
Total distributions to Common Shareholders	(0.60)	(0.52)	(0.43)	(0.15)	(0.70)	(0.69)
Net asset value, end of period	$10.40	$11.43	$11.66	$12.18	$12.15	$14.74
Market price, end of period	$9.57	$10.23	$10.11	$11.25	$11.69	$15.05
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(3.44)%	3.27%	(0.10)%	1.56%(d)	(13.35)%	19.81%
Based on market price	(0.73)%	6.60%	(6.22)%	(2.51)%(d)	(18.35)%	30.10%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.46%(f)	3.52%	3.39%	2.32%(g)(h)	1.61%	1.63%
Total expenses after fees waived and/or reimbursed	3.37%(f)	3.45%	3.39%	2.32%(g)(h)	1.61%	1.63%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)	0.96%	0.93%	1.03%	1.06%(g)(h)	1.03%	1.05%
Net investment income to Common Shareholders	4.13%	3.72%	3.53%	4.35%(h)	4.26%	4.84%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$455,933	$501,182	$518,279	$548,691	$547,214	$662,092
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$154,100	$154,100	$270,800	$270,800	$270,800	$270,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$243,989 (j)	$292,178 (j)	$291,388 (j)	$247,905 (j)	$302,073 (k)	$344,495 (k)
TOB Trust Certificates, end of period (000)	$162,545	$106,690	$—	$100,175	$120,204	$139,150
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$4,753	$7,142	N/A	$9,181	N/A	N/A
Portfolio turnover rate	55%	94%	62%	4%	15%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.32% and 3.24%, respectively.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(h)	Annualized.
(i)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BLE
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Net asset value, beginning of period	$12.15	$12.09	$12.60	$15.18	$14.79	$15.16
Net investment income(a)	0.47	0.43	0.44	0.57	0.69	0.73
Net realized and unrealized gain (loss)	(1.23)	0.18	(0.48)	(2.52)	0.44	(0.40)
Net increase (decrease) from investment operations	(0.76)	0.61	(0.04)	(1.95)	1.13	0.33
Distributions to Common Shareholders(b)
From net investment income	(0.43)	(0.48)	(0.39)	(0.63)	(0.74)	(0.70)
Return of capital	(0.21)	(0.07)	(0.08)	—	—	—
Total distributions to Common Shareholders	(0.64)	(0.55)	(0.47)	(0.63)	(0.74)	(0.70)
Net asset value, end of period	$10.75	$12.15	$12.09	$12.60	$15.18	$14.79
Market price, end of period	$9.82	$10.86	$10.45	$11.77	$16.10	$14.83
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.98)%	5.93%	0.39%	(12.94)%(d)	7.82%	2.37%
Based on market price	(3.92)%	9.54%	(7.11)%	(23.32)%(d)	14.05%	0.52%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.15%(f)	3.22%	3.43%	1.74%(g)	1.60%(h)	2.03%(i)
Total expenses after fees waived and/or reimbursed	3.04%(f)	3.15%	3.43%	1.74%(g)	1.57%(h)	2.00%(i)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(j)	0.84%	0.82%	0.96%	0.94%(g)	0.99%	0.98%
Net investment income to Common Shareholders	4.05%	3.64%	3.74%	4.50%(g)	4.54%	4.96%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$513,220	$579,771	$583,607	$615,642	$738,513	$348,328
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$174,100	$174,100	$302,700	$302,700	$302,700	$151,300
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$245,893 (k)	$315,862 (k)	$273,428 (k)	$247,830 (k)	$343,975 (l)	$330,223 (l)
TOB Trust Certificates, end of period (000)	$177,678	$94,485	$33,812	$113,752	$155,988	$73,763
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$4,868	$8,979	$27,213	$9,073	N/A	N/A
Portfolio turnover rate	41%	32%	37%	27%	15%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.04% and 2.94%, respectively.
(g)	Annualized.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.56% and 1.56%, respectively.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.00%, and 2.00% respectively.
(j)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MHD
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$13.61	$13.62	$14.35	$14.27	$17.30	$15.18
Net investment income(a)	0.55	0.48	0.48	0.16	0.72	0.78
Net realized and unrealized gain (loss)	(1.36)	0.07	(0.69)	0.10	(3.02)	2.07
Net increase (decrease) from investment operations	(0.81)	0.55	(0.21)	0.26	(2.30)	2.85
Distributions to Common Shareholders(b)
From net investment income	(0.49)	(0.53)	(0.50)	(0.18)	(0.73)	(0.73)
From net realized gain	—	—	—	—	(0.00)(c)	—
Return of capital	(0.21)	(0.03)	(0.02)	—	—	—
Total distributions to Common Shareholders	(0.70)	(0.56)	(0.52)	(0.18)	(0.73)	(0.73)
Net asset value, end of period	$12.10	$13.61	$13.62	$14.35	$14.27	$17.30
Market price, end of period	$11.12	$12.04	$11.84	$13.32	$12.87	$16.33
Total Return Applicable to Common Shareholders(d)
Based on net asset value	(5.72)%	4.86%(e)	(0.82)%	1.93%(f)	(13.64)%	19.31%
Based on market price	(2.05)%	6.71%	(7.12)%	4.91%(f)	(17.48)%	22.90%
Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.16%(h)	3.14%	3.25%	2.19%(i)	1.52%	1.56%(j)
Total expenses after fees waived and/or reimbursed	3.08%(h)	3.07%	3.24%	2.18%(i)	1.50%	1.51%(j)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(k)	0.86%	0.81%	0.94%	0.96%(i)	0.93%	0.95%
Net investment income to Common Shareholders	4.19%	3.62%	3.55%	4.44%(i)	4.30%	4.59%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$631,042	$709,641	$719,018	$765,773	$761,147	$923,079
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$214,000	$214,000	$347,800	$347,800	$347,800	$347,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$244,649 (l)	$324,228 (l)	$291,952 (l)	$249,559 (l)	$318,846 (m)	$365,405 (m)
TOB Trust Certificates, end of period (000)	$222,259	$102,482	$26,783	$164,222	$176,042	$213,104
Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	$4,802	$10,013	$40,832	$7,781	N/A	N/A
Portfolio turnover rate	45%	54%	38%	4%	15%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.12% and 3.04%, respectively.
(i)	Annualized.
(j)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.49% and 1.47%, respectively.
(k)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MVF
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Net asset value, beginning of period	$8.05	$7.90	$8.37	$10.08	$9.60	$9.83
Net investment income(a)	0.32	0.28	0.26	0.35	0.41	0.43
Net realized and unrealized gain (loss)	(0.87)	0.19	(0.44)	(1.69)	0.47	(0.25)
Net increase (decrease) from investment operations	(0.55)	0.47	(0.18)	(1.34)	0.88	0.18
Distributions to Common Shareholders(b)
From net investment income	(0.29)	(0.30)	(0.26)	(0.37)	(0.40)	(0.41)
Return of capital	(0.13)	(0.02)	(0.03)	—	—	—
Total distributions to Common Shareholders	(0.42)	(0.32)	(0.29)	(0.37)	(0.40)	(0.41)
Net asset value, end of period	$7.08	$8.05	$7.90	$8.37	$10.08	$9.60
Market price, end of period	$6.61	$7.35	$6.83	$7.81	$9.80	$8.77
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(6.72)%	6.78%	(1.57)%	(13.30)%(d)	9.62%	2.30%
Based on market price	(4.61)%	12.77%	(8.80)%	(16.79)%(d)	16.66%	(3.19)%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.17%(f)	3.08%	3.07%	1.58%(g)	1.34%	1.77%
Total expenses after fees waived and/or reimbursed	3.09%(f)	3.02%	3.06%	1.58%(g)	1.34%	1.77%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)	0.86%	0.76%	0.85%	0.86%(g)	0.84%	0.85%
Net investment income to Common Shareholders	4.15%	3.62%	3.37%	4.18%(g)	4.17%	4.48%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$406,190	$510,547	$505,761	$542,470	$653,755	$622,750
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$153,600	$153,600	$243,800	$243,800	$243,800	$243,800
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$242,566 (i)	$322,905 (i)	$287,855 (i)	$260,636 (i)	$368,152 (j)	$355,435 (j)
TOB Trust Certificates, end of period (000)	$131,314	$75,443	$25,430	$93,902	$106,029	$97,266
Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$5,263	$9,803	$30,475	$9,373	N/A	N/A
Portfolio turnover rate	56%	37%	37%	26%	13%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 3.13% and 3.06%, respectively.
(g)	Annualized.
(h)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MVT
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$12.40	$12.36	$12.91	$12.91	$15.60	$13.60
Net investment income(a)	0.48	0.43	0.42	0.13	0.65	0.72
Net realized and unrealized gain (loss)	(1.21)	0.14	(0.52)	0.03	(2.64)	1.97
Net increase (decrease) from investment operations	(0.73)	0.57	(0.10)	0.16	(1.99)	2.69
Distributions to Common Shareholders(b)
From net investment income	(0.44)	(0.48)	(0.38)	(0.16)	(0.70)	(0.69)
Return of capital	(0.20)	(0.05)	(0.07)	—	—	—
Total distributions to Common Shareholders	(0.64)	(0.53)	(0.45)	(0.16)	(0.70)	(0.69)
Net asset value, end of period	$11.03	$12.40	$12.36	$12.91	$12.91	$15.60
Market price, end of period	$10.07	$11.04	$10.66	$12.04	$11.89	$15.15
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.59)%	5.47%	(0.14)%	1.31%(d)	(13.19)%	20.22%
Based on market price	(3.19)%	8.88%	(7.65)%	2.58%(d)	(17.67)%	26.52%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.06%(f)	3.13%	3.41%	2.26%(g)(h)	1.49%	1.47%
Total expenses after fees waived and/or reimbursed	2.98%(f)	3.07%	3.40%	2.26%(g)(h)	1.49%	1.47%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)	0.82%	0.79%	0.92%	0.96%(g)(h)	0.90%	0.90%
Net investment income to Common Shareholders	4.06%	3.57%	3.45%	4.24%(h)	4.28%	4.75%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$230,136	$258,638	$260,771	$275,901	$275,829	$332,905
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$77,700	$77,700	$140,000	$140,000	$140,000	$140,000
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$247,510 (j)	$319,704 (j)	$280,704 (j)	$243,146 (j)	$297,021 (k)	$337,789 (k)
TOB Trust Certificates, end of period (000)	$78,314	$40,021	$4,308	$52,740	$60,726	$57,997
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$4,931	$9,404	$94,029	$8,886	N/A	N/A
Portfolio turnover rate	43%	38%	51%	4%	14%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.01% and 2.93%, respectively.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs would have been 2.31%, 2.31% and 1.01%, respectively.

(h)	Annualized.
(i)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MQT
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21

Net asset value, beginning of period	$11.65	$11.71	$12.30	$12.17	$14.58	$13.02
Net investment income(a)	0.47	0.43	0.45	0.14	0.62	0.65
Net realized and unrealized gain (loss)	(1.15)	0.04	(0.56)	0.15	(2.38)	1.53
Net increase (decrease) from investment operations	(0.68)	0.47	(0.11)	0.29	(1.76)	2.18
Distributions to Common Shareholders(b)
From net investment income	(0.43)	(0.47)	(0.45)	(0.16)	(0.65)	(0.62)
Return of capital	(0.18)	(0.06)	(0.03)	—	—	—
Total distributions to Common Shareholders	(0.61)	(0.53)	(0.48)	(0.16)	(0.65)	(0.62)
Net asset value, end of period	$10.36	$11.65	$11.71	$12.30	$12.17	$14.58
Market price, end of period	$9.44	$10.52	$10.17	$11.94	$11.08	$13.92
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.60)%	4.87%	(0.25)%	2.45%(d)	(12.49)%	17.24%
Based on market price	(4.74)%	9.03%	(10.76)%	9.24%(d)	(16.55)%	21.55%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.27%(f)	3.27%	3.14%	2.21%(g)(h)	1.46%	1.47%
Total expenses after fees waived and/or reimbursed	3.20%(f)	3.21%	3.14%	2.20%(g)(h)	1.46%	1.47%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(i)	0.85%	0.81%	0.90%	0.97%(g)(h)	0.90%	0.91%
Net investment income to Common Shareholders	4.22%	3.74%	3.91%	4.66%(h)	4.38%	4.57%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$229,452	$258,093	$262,314	$277,927	$275,030	$328,873
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$78,600	$78,600	$116,500	$116,500	$116,500	$116,500
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$246,308 (j)	$309,251 (j)	$291,013 (j)	$247,340 (j)	$336,077 (k)	$382,294 (k)
TOB Trust Certificates, end of period (000)	$78,228	$44,741	$20,828	$72,129	$76,171	$80,614
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$4,938	$8,525	$19,188	$6,468	N/A	N/A
Portfolio turnover rate	42%	42%	41%	8%	16%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.15% and 3.08%, respectively.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs would have been 2.25%, 2.25% and 1.01%,respectively.

(h)	Annualized.
(i)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On January 20, 2025, the Board approved the reorganization of BFK, BlackRock Municipal Income Quality Trust (BYM) and BLE into MHD, with MHD continuing as the surviving Fund. On June 6, 2025 the Board approved the reorganization of  BlackRock MuniHoldings Quality Fund II, Inc. (MUE) into MHD, with MHD continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
On January 20, 2025, the Board approved the reorganization of BKN, MQT and BlackRock MuniYield Fund, Inc. (MYD) into BlackRock MuniYield Quality Fund, Inc. (MQY), with MQY continuing as the surviving Fund. On June 6, 2025 the Board approved the reorganization of BlackRock Virginia Municipal Bond Trust (BHV) and BlackRock MuniYield Pennsylvania Quality Fund (MPA) into MQY, with MQY continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
On June 6, 2025, the Board approved the reorganization of BlackRock MuniYield Michigan Quality Fund, Inc. (MIY), MVF and MVT into BlackRock MuniYield Quality Fund III, Inc. (MYI), with MYI continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though
Notes to Financial Statements

Notes to Financial Statements  (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

•Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s, MVT’s and MQT’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as
Notes to Financial Statements

Notes to Financial Statements  (continued)

interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$ 1,669,697	$ 211,581	$ 83,441	$ 1,964,719
BFK	3,977,733	501,864	197,612	4,677,209
BLE	3,892,843	483,689	188,749	4,565,281
MHD	5,130,052	644,634	257,705	6,032,391
MVF	3,251,666	418,854	152,061	3,822,581
MVT	1,722,238	213,722	88,563	2,024,523
MQT	1,924,546	249,845	95,255	2,269,646
For the year ended July 31, 2025, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$ 109,422,830	$ 70,782,408	2.29% — 2.59%	$ 57,995,078	3.39%
BFK	292,660,002	162,544,985	2.29 — 2.39	138,711,338	3.37
BLE	289,926,202	177,677,849	2.31 — 2.59	136,787,406	3.34
MHD	337,549,781	222,259,423	2.29 — 2.59	178,517,738	3.38
MVF	187,464,532	131,314,199	2.29 — 2.39	113,271,147	3.37
MVT	130,296,973	78,314,086	2.31 — 2.59	60,513,467	3.34
MQT	125,407,519	78,228,425	2.31 — 2.59	66,654,793	3.40

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2025.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the  Manager, the Funds’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, BKN, BFK and BLE, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:
	BKN	BFK	BLE
Investment advisory fees	0.35%	0.60%	0.55%
For such services, MHD, MVF, MVT and MQT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MHD	MVF	MVT	MQT
Investment advisory fees	0.55%	0.50%	0.50%	0.50%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
Distribution Fees: BKN, BFK and BLE have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKN, BFK and BLE common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKN’s, BFK’s and BLE’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended July 31, 2025 amounted to $0, $0 and $0, respectively.
Administration:  BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.
Expense Waivers and Reimbursements:  With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$ 3,226
BFK	5,990
BLE	4,060
MHD	10,982
MVF	9,797
MVT	6,463
MQT	3,393
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Funds’ Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
With respect to each Fund, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$ 149,093
Notes to Financial Statements

Notes to Financial Statements  (continued)

Fund Name	Fees Waived and/or Reimbursed by the Manager
BFK	$ 392,150
BLE	455,610
MHD	527,653
MVF	341,643
MVT	189,315
MQT	178,538
The Manager reimbursed BLE $117,602 for reorganization cost.
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended July 31, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
BKN	$ 169,055,606	$ 138,418,268
BFK	458,186,445	427,183,023
BLE	417,622,240	350,008,636
MHD	566,586,643	474,343,895
MVF	412,876,383	402,349,884
MVT	197,325,267	164,863,462
MQT	186,783,221	163,003,724
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Funds’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BKN	$ (380,971)	$ 380,971
BFK	(643,910)	643,910
BLE	(463,209)	463,209
MHD	(234,564)	234,564
MVF	(167,558)	167,558
MVT	(126,924)	126,924
MQT	(304,630)	304,630
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/25	Year Ended 07/31/24
BKN
Tax-exempt income	$ 11,091,984	$ 13,315,399
Ordinary income	19,593	12,985
Return of capital	3,462,088	1,505,489
	$ 14,573,665	$ 14,833,873

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Year Ended 07/31/25	Year Ended 07/31/24
BFK
Tax-exempt income	$ 24,926,973	$ 30,039,951
Ordinary income	32,600	34,922
Return of capital	7,727,933	2,262,773
	$ 32,687,506	$ 32,337,646
BLE
Tax-exempt income	$ 27,641,538	$ 33,609,412
Ordinary income	33,361	45,739
Return of capital	10,260,967	3,329,207
	$ 37,935,866	$ 36,984,358
MHD
Tax-exempt income	$ 34,508,923	$ 40,356,520
Ordinary income	21,617	82,907
Return of capital	10,823,259	1,547,916
	$ 45,353,799	$ 41,987,343
MVF
Tax-exempt income	$ 23,845,915	$ 28,550,135
Ordinary income	26,799	632
Return of capital	7,685,392	983,499
	$ 31,558,106	$ 29,534,266
MVT
Tax-exempt income	$ 12,427,354	$ 14,871,853
Ordinary income	6,422	10,400
Return of capital	4,151,562	999,007
	$ 16,585,338	$ 15,881,260
MQT
Tax-exempt income	$ 12,741,970	$ 14,928,484
Ordinary income	33,429	23,592
Return of capital	3,946,749	1,309,812
	$ 16,722,148	$ 16,261,888
As of July 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BKN	$ (33,867,200)	$ 375,902	$ (33,491,298)
BFK	(106,826,472)	(5,436,263)	(112,262,735)
BLE	(103,271,230)	(23,533,992)	(126,805,222)
MHD	(130,594,327)	(18,854,478)	(149,448,805)
MVF	(80,680,333)	(23,451,597)	(104,131,930)
MVT	(40,232,938)	(8,156,805)	(48,389,743)
MQT	(36,694,266)	(3,352,238)	(40,046,504)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to trustees.

As of July 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$ 265,828,172	$ 10,172,524	$ (9,760,608)	$ 411,916
BFK	620,586,284	12,619,234	(17,914,793)	(5,295,559)
BLE	701,078,050	8,975,693	(32,367,287)	(23,391,594)
MHD	861,593,276	15,848,180	(34,575,582)	(18,727,402)
MVF	583,413,177	6,519,690	(29,889,341)	(23,369,651)
MVT	318,257,061	5,588,490	(13,745,295)	(8,156,805)
MQT	309,260,171	7,126,418	(10,478,656)	(3,352,238)
Notes to Financial Statements

Notes to Financial Statements  (continued)

9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
10.
 CAPITAL SHARE TRANSACTIONS
BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BFK and BLE are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for BKN’s Common Shares is $0.01. The par value of BFK and BLE Common Shares is $0.001. The par value for BKN’s Preferred Shares outstanding is $0.10. The par value for BFK and BLE Preferred Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MHD, MVT and MQT are each authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for MHD, MVT and MQT Common Shares is $0.10. The par value for MHD, MVT and MQT Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.
Common Shares
For the year ended July 31, 2025, shares issued and outstanding remained constant for BKN, BFK, BLE, MHD, MVT and MQT.
The Funds participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, each Fund could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Fund’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed.  For the period ended November 30, 2024, the Funds did not repurchase any shares.
The total cost of the shares repurchased is reflected in each Fund’s  Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	BKN
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	233,302	2,461,995

	BFK
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	592,796	5,545,723

	BLE
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	545,996	5,278,307
Notes to Financial Statements

Notes to Financial Statements  (continued)

	MHD
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	637,511	6,897,831

	MVF
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	604,049	3,869,138

	MVT
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	244,533	2,399,715

	MQT
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	239,935	2,265,141
BKN, BFK and BLE had previously filed a prospectus with the SEC allowing the Funds to issue an additional 5,000,000, 10,000,000 and 15,000,000 Common Shares, respectively, through an equity Shelf Offering. The Funds are no longer actively engaged in a Shelf Offering and have no effective registration statement or current prospectus for the sale of Common Shares. Under the Shelf Offering, BKN, BFK and BLE subject to market conditions, could raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). For the year ended July 31, 2025, Common Shares issued and outstanding under the Shelf Offering remained constant.
Initial costs incurred by BKN, BFK and BLE in connection with their Shelf Offerings were recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares were sold, a portion of the costs attributable to the shares sold were charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period were charged to expense.
MVF had previously adopted a discount management program (the “Program”) that was comprised of six 3-month measurement periods, expiring with the measurement period ending September 30, 2025, unless continued by the Board. Subsequently, the sixth measurement period was cancelled and the program expired with the measurement period ending June 30, 2025. Under the Program, the Fund offered to repurchase a portion of its common shares via tender offer if the Fund’s common shares trade at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. As a result of the discount trigger being met during the respective measurement periods under the Program, the Fund conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired.
The results of the tender offers were as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	26,471,815	41.7%	1,586,158	2.5%	$7.9086	$12,544,289
10/18/24	11/21/24	26,002,760	42.0	1,546,504	2.5	7.8400	12,124,591
01/22/25	02/24/25	23,258,037	38.6	1,507,842	2.5	7.6734	11,570,275
04/17/25	05/21/25	20,975,948	35.7	1,470,146	2.5	7.0952	10,430,980

(a)	Date the tender offer period began.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

VMTP Shares
Each Fund (for purposes of this section, each a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/20/23	678	$ 67,800,000	07/02/26	Aa1	AA
BFK	12/20/23	1,541	154,100,000	07/02/26	Aa1	AA
BLE	12/20/23	1,741	174,100,000	07/02/26	Aa1	AA
MHD	12/20/23	2,140	214,000,000	07/02/26	Aa1	AA
MVF	12/20/23	1,536	153,600,000	07/02/26	Aa1	AA
MVT	12/20/23	777	77,700,000	07/02/26	Aa1	AA
MQT	12/20/23	786	78,600,000	07/02/26	Aa1	AA
Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended.  There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to each Fund, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.
For the year ended July 31, 2025, the average annualized dividend rates for the VMTP Shares were as follows:
	BKN	BFK	BLE	MHD	MVF	MVT	MQT
Dividend rates	4.14%	4.14%	4.14%	4.14%	4.14%	4.14%	4.14%
For the year ended  July 31, 2025, VMTP Shares issued and outstanding of each VMTP Fund remained constant.
Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares,  which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
BKN	$ 2,804,866	$ —
BFK	6,374,605	—
BLE	7,199,642	—
MHD	8,854,668	—
MVF	6,351,896	—
MVT	3,213,166	—
MQT	3,252,083	—
Notes to Financial Statements

Notes to Financial Statements  (continued)

11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	08/01/25	08/15/25	09/02/25	$ 0.057000
	09/02/25	09/15/25	10/01/25	0.057000
BFK	08/01/25	08/15/25	09/02/25	0.050000
	09/02/25	09/15/25	10/01/25	0.050000
BLE	08/01/25	08/15/25	09/02/25	0.054000
	09/02/25	09/15/25	10/01/25	0.054000
MHD	08/01/25	08/15/25	09/02/25	0.059500
	09/02/25	09/15/25	10/01/25	0.059500
MVF	08/01/25	08/15/25	09/02/25	0.036000
	09/02/25	09/15/25	10/01/25	0.036000
MVT	08/01/25	08/15/25	09/02/25	0.054000
	09/02/25	09/15/25	10/01/25	0.054000
MQT	08/01/25	08/15/25	09/02/25	0.051000
	09/02/25	09/15/25	10/01/25	0.051000
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BKN	VMTP	W-7	$ 205,406
BFK	VMTP	W-7	466,860
BLE	VMTP	W-7	527,451
MHD	VMTP	W-7	648,332
MVF	VMTP	W-7	465,345
MVT	VMTP	W-7	235,399
MQT	VMTP	W-7	238,126

(a)	Dividends declared for period August 1, 2025 to August 31, 2025.
MVF conducted a tender offer for 2.5% of its outstanding common shares as a result of the discount trigger being met during the fifth measurement period under the discount management program. The tender offer expired on August 15, 2025 and the results are as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/15/25	08/18/25	19,520,275	34.1%	1,433,392	2.5%	$6.9482	$9,959,494

(a)	Date the tender offer period began.

2025 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc.	For each of the three years in the period ended July 31, 2025, for the period from May 1, 2022 through July 31, 2022, and for each of the two years in the period ended April 30, 2022
BlackRock Municipal Income Trust II and BlackRock MuniVest Fund, Inc.	For each of the three years in the period ended July 31, 2025, for the period from September 1, 2021 through July 31, 2022, and for each of the two years in the period ended August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2025:
Fund Name	Exempt-Interest Dividends
BKN	$ 12,072,717
BFK	27,119,715
BLE	30,123,345
MHD	37,246,358
MVF	25,749,305
MVT	13,480,856
MQT	13,827,551
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2025:
Fund Name	Interest Dividends
BKN	$ 19,593
BFK	32,600
BLE	33,361
MHD	21,617
MVF	26,799
MVT	6,422
MQT	33,429
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2025:
Fund Name	Interest- Related Dividends
BKN	$ 19,593
BFK	32,600
BLE	33,361
MHD	21,617
MVF	26,799
MVT	6,422
MQT	33,429

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Municipal Income Trust (“BFK”), BlackRock Municipal Income Trust II (“BLE”) BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniVest Fund, Inc. (“MVF”), BlackRock MuniVest Fund II, Inc. (“MVT”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively, the “Funds” and each, a “Fund”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BFK and BKN, equity shelf programs, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”) The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BFK’s performance relative to BFK’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFK generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFK, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BKN’s performance relative to BKN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BKN generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BKN, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BKN’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BLE’s performance relative to BLE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BLE generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BLE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BLE’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MHD’s performance relative to MHD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHD generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MHD’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MVF’s performance relative to MVF’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVF generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVF, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MVF’s underperformance relative to the Performance Metrics.

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered MVT’s performance relative to MVT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVT generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MVT’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MQT’s performance relative to MQT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQT generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MQT’s underperformance relative to the Performance Metrics.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BFK’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BFK’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BKN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BKN’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BLE’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BLE’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MHD’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MHD’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

advisory fee attributable to MVF’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MVF’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MVT’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MVT’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MQT’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MQT’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BFK and BFN may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each of BFK’s and BFN’s assets will occur primarily through the appreciation of its investment portfolio.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Effective September 12, 2024, BlackRock Investment Quality Municipal Trust, Inc. (BKN) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund also clarified that its policy of investing at least 80% of its assets in Municipal Bonds may not be changed without shareholder approval.
Effective September 12, 2024, BlackRock Municipal Income Trust (BFK) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock Municipal Income Trust II (BLE) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniHoldings Fund, Inc. (MHD) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniVest Fund, Inc. (MVF) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniVest Fund II, Inc. (MVT) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024 BlackRock MuniYield Quality Fund II, Inc. (MQT) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Investment Objectives and Policies
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
The Fund’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Fund will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing 80% policies, “Managed Assets” are the Fund’s net assets plus the amount of borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund cannot change its investment objectives or the fundamental 80% policy to invest at least 80% of the Fund’s Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
An investment quality security is a security that is rated BBB or Baa or higher by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).  In  the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have  certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.  In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.
In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will  affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager  may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
As temporary investments, the Fund may invest in repurchase agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock Municipal Income Trust (BFK)
The Fund’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy, “Managed Assets” are the Fund’s net assets plus the amount of borrowings for investment purposes.  The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.  The Fund cannot change its investment objectives or the foregoing fundamental 80% policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such  bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings)  to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In  the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required  redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded,  the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax.  In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these  credit enhancements will affect the value of those securities. Although the insurance feature reduces  certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.  The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace.  The Manager may at  times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued.  The Manager may purchase those bonds for  the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even  if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock Municipal Income Trust II (BLE)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). For the purposes of the foregoing 80% policy, “managed assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.  The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade Municipal Bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions.  The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock MuniHoldings Fund, Inc. (MHD)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniVest Fund, Inc. (MVF)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the alternative minimum tax) (“Municipal Bonds”). The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings.
BlackRock MuniVest Fund II, Inc. (MVT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s outstanding variable rate muni term preferred shares (the “VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.
Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect  to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will  affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for  the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Managers’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
BlackRock MuniYield Quality Fund II, Inc. (MQT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued  by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“Municipal Bonds”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. There can be no assurance that the Fund’s investment objective will be realized.
“Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will  affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace.  The Manager may at  times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued.  The Manager may purchase those bonds for  the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even  if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may enter into derivative securities transactions that have leverage embedded in them.
As temporary investments, the Fund may invest in repurchase agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
The Fund is permitted to authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
  •Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk (BLE and MVF): Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BKN and MQT): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Defensive Investing Risk (BKN, BFK and MQT): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (BKN, BFK and MQT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (BKN, BFK, BLE, MVF and MQT): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BFK and BLE): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Preferred Securities Risk (BFK): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2025 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to BKN, BFK, BLE, MHD, MVF, MVT and MQT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BKN, BFK, BLE, MHD, MVF, MVT and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BKN, BFK and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHD, MVF, MVT and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 103 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust

2025 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 105 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			94 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Director and Officer Information

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

2025 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025, for shareholders of record on May 19, 2025, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class III Directors as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MQT	13,823,108	5,277,861	18,439,029	661,940	18,101,992	998,977
BKN	9,049,314	4,567,890	12,977,317	639,887	12,954,957	662,247
BFK	35,595,627	1,285,479	35,731,323	1,149,783	35,629,562	1,251,545
MHD	33,669,628	12,834,517	44,452,893	2,051,252	44,095,537	2,408,608
MVT	12,394,658	4,748,426	16,014,853	1,128,231	16,057,207	1,085,877
BLE	37,499,650	1,172,203	37,569,797	1,102,056	37,504,728	1,167,125
MVF	49,554,079	806,328	49,520,371	840,036	49,597,464	762,943
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, Catherine A. Lynch, Arthur P. Steinmetz, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Additional Information

Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Funds has delegated the voting of proxies for the Funds’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Funds. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

2025 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
UT	Unlimited Tax
Glossary of Terms Used in this Report

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI7-07/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services –

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$32,698	$32,538	$0	$0	$15,600	$15,600	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$15,988	$15,600

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Kalinoski, Romaglino, and Soccio have been members of the registrant’s portfolio management team since 2000, 2017, and 2022, respectively. Messrs. O’Connor and Maloney and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Christian Romaglino, CFA	Director of BlackRock since 2017.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Kristi Manidis	Director of BlackRock, Inc. since 2016.

(a)(2) As of July 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.75 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.87 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.96 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.45 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.29 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$23.97 Billion	$0	$699.9 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmark for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	$1 - $10,000
Christian Romaglino, CFA	$1 - $10,000
Phillip Soccio, CFA	$1 - $10,000
Walter O’Connor, CFA	$1 - $10,000
Kevin Maloney, CFA	None
Kristi Manidis	$1 - $10,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: September 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: September 23, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: September 23, 2025